UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21574
Eaton Vance Floating-Rate Income Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
May 31
Date of Fiscal Year End
May 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report May 31, 2009

EATON VANCE FLOATING-RATE INCOME TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Scott H. Page, CFA
Co-Portfolio Manager

Ralph H. Hinckley, Jr., CFA
Co-Portfolio Manager
•	Credit markets experienced unprecedented volatility during the year ending May 31, 2009. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which, in turn, caused the world economy to slip into recession. September 2008 brought a series of events that rattled the financial markets: the government bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. The 12-month period was a rollercoaster for the credit sectors of the bond market, with poor performance in the first six and a half months countered by a significant turn-around in the final five and a half months. For the year ending May 31, 2009, the total returns for the S&P/LSTA Leveraged Loan Index and the Merrill Lynch U.S. High Yield Index were -9.03% and -9.01%, respectively.
•	In the high-yield and bank loan markets, there was little doubt that a recession would bring higher default rates, but it was difficult to reconcile trading levels with market fundamentals during most of the fiscal year. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. High-yield bonds and bank loans traded far below levels consistent with default and recovery expectations.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
•	During the second half of the year, the market for bank loans began to recover, and cash was put to work in an asset class with few active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. The high-yield market also benefited from the narrowing of spreads and a more optimistic outlook, triggered by the Obama administration’s stimulus programs.
Management Discussion
•	Eaton Vance Floating-Rate Income Trust (the “Trust”) is a closed-end fund and trades on the New York Stock Exchange (“NYSE”) under the symbol “EFT.” The Trust’s investment objective is to provide a high level of current income. As a secondary objective, it will also seek preservation of capital to the extent consistent with its primary goal of high current income. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (“senior loans”). In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market. The Trust may also invest in second-lien loans and high-yield bonds, and, as discussed below, may employ leverage, which may increase risk.
Eaton Vance Floating-Rate Income Trust
Total Return Performance 5/31/08 – 5/31/09

NYSE Symbol		EFT
At Net Asset Value (NAV)[1]		-22.80%
At Share Price[1]		-24.66
S&P/LSTA Leveraged Loan Index[2]		-9.03

Premium/(Discount) to NAV (5/31/09)		-9.31%
Total Distributions per common share		$0.998
Distribution Rate[3]	At NAV	7.06%
	At Share Price	7.78%
Please refer to page 3 for additional performance information.

[1]	Performance results reflect the effects of leverage.

[2]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage.

[3]	The Distribution Rate is based on the Trust’s most recent monthly distribution per share (annualized) divided by the Trust’s NAV or share price at the end of the period. The Trust’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	As of May 31, 2009, the Trust’s investments included senior loans to 399 borrowers spanning 38 industries, with an average loan size of 0.22% of total investments, and no industry constituting more than 10% of total investments. Healthcare, business equipment and services, publishing, cable and satellite television, and leisure goods/activities/movies were the top industry weightings.

•	During the 12-month period, the Trust’s return at NAV lagged the S&P/LSTA Leveraged Loan Index[1] (the Index), primarily because leverage hurt performance in the first half of the fiscal year more than it helped when the credit environment improved in the second half. The Index is unleveraged.

•	The Trust’s investments in the publishing and leisure goods industries detracted from performance. However, the Trust was underweighted in the building and development, automotive and chemicals sectors, which contributed positively to relative performance, as did an overweight to the cable and satellite television sectors, which outperformed the Index.

•	In the rising default environment of 2009, we believe our experienced credit research analysts helped us to avoid some of the riskiest names, which we believe resulted in the Trust having fewer defaulted loans than many of its peers. In addition, we believe our diversified approach to the asset class — which includes keeping investments in individual issues relatively small — helped to contain the degree of losses associated with the defaulted loans that the Trust does hold.

•	As of May 31, 2009, the Trust employed leverage of 36.1% of total assets — 21.7% auction preferred shares (APS) and 14.4% borrowings.[2] Use of leverage creates an opportunity for income, but at the same time creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage.

[2]	In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its APS and borrowings. APS percentage represents the liquidation value of the Trust’s APS outstanding at 5/31/09 as a percentage of the Trust’s net assets applicable to common shares plus APS and borrowings outstanding.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009
TRUST PERFORMANCE
Portfolio Composition
Top Ten Holdings1
By total investments

Georgia-Pacific Corp.	1.3%
UPC Broadband Holding B.V.	1.1
Health Management Association, Inc.	1.1
Intelsat Corp.	1.0
SunGard Data Systems, Inc.	1.0
Community Health Systems, Inc.	1.0
Cequel Communications, LLC	1.0
Rite Aid Corp.	0.9
Nielsen Finance, LLC	0.8
Sabre, Inc.	0.8

[1]	Reflects the Trust’s investments as of 5/31/09. Holdings are shown as a percentage of the Trust’s total investments. The percentages in the Portfolio of Investments are shown as a percentage of the Trust’s net assets.
Top Five Industries2
By total investments

Healthcare	10.0%
Business Equipment and Services	7.6
Publishing	6.6
Cable and Satellite Television	6.6
Leisure Goods/Activities/Movies	5.2

[2]	Reflects the Trust’s investments as of 5/31/09. Industries are shown as a percentage of the Trust’s total investments. The percentages in the Portfolio of Investments are shown as a percentage of the Trust’s net assets.
Credit Quality Ratings for Total Loan Investments3
By total loan investments

Baa	1.4%
Ba	34.9
B	36.7
Caa	9.3
Defaulted	7.5
Non-Rated[4]	10.2

[3]	Credit Quality Ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Trust’s total loan investments as of 5/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[4]	Certain loans in which the Trust invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.
Trust Performance5

NYSE Symbol	EFT

Average Annual Total Return (by share price, NYSE)
One Year	-24.66%
Life of Trust (6/29/04)	-4.24

Average Annual Total Return (at net asset value)
One Year	-22.80%
Life of Trust (6/29/04)	-2.32

5          Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 142.6%(1)

Principal
Amount*		Borrower/Tranche Description	Value

Aerospace and Defense — 3.1%

CACI International, Inc.
	2,102,490	Term Loan, 2.15%, Maturing May 3, 2011	$2,034,160
DAE Aviation Holdings, Inc.
	459,575	Term Loan, 4.44%, Maturing July 31, 2014	333,192
	451,900	Term Loan, 4.79%, Maturing July 31, 2014	327,627
Evergreen International Aviation
	1,460,463	Term Loan, 9.00%, Maturing October 31, 2011	832,464
Hawker Beechcraft Acquisition
	4,475,400	Term Loan, 2.62%, Maturing March 26, 2014	2,611,893
	263,465	Term Loan, 3.22%, Maturing March 26, 2014	153,761
Hexcel Corp.
	500,000	Term Loan, 7.00%, Maturing May 21, 2014	498,750
IAP Worldwide Services, Inc.
	972,652	Term Loan, 8.25%, Maturing December 30, 2012(2)	624,929
Spirit AeroSystems, Inc.
	1,269,263	Term Loan, 2.89%, Maturing December 31, 2011	1,172,482
TransDigm, Inc.
	1,800,000	Term Loan, 3.23%, Maturing June 23, 2013	1,677,001
Vought Aircraft Industries, Inc.
	1,267,379	Term Loan, 2.82%, Maturing December 17, 2011	1,026,577
	744,713	Term Loan, 7.50%, Maturing December 22, 2011	634,867
Wesco Aircraft Hardware Corp.
	1,264,250	Term Loan, 2.57%, Maturing September 29, 2013	1,044,270

			$12,971,973

Air Transport — 1.2%

Delta Air Lines, Inc.
	750,000	Term Loan, 2.29%, Maturing April 30, 2012	$559,687
	1,326,375	Term Loan - Second Lien, 3.66%, Maturing April 30, 2014	858,828
Northwest Airlines, Inc.
	4,100,786	Term Loan, 2.36%, Maturing December 31, 2010	3,834,235

			$5,252,750

Automotive — 5.9%

Accuride Corp.
	1,797,212	Term Loan, 3.00%, Maturing January 31, 2012	$1,317,021
Adesa, Inc.
	3,902,722	Term Loan, 3.05%, Maturing October 18, 2013	3,375,855
Affina Group, Inc.
	1,170,557	Term Loan, 4.04%, Maturing November 30, 2011	977,415
Allison Transmission, Inc.
	1,899,525	Term Loan, 3.15%, Maturing September 30, 2014	1,477,475
CSA Acquisition Corp.
	257,902	Term Loan, 3.75%, Maturing December 23, 2011	107,459
	644,281	Term Loan, 3.75%, Maturing December 23, 2011	268,450
	483,750	Term Loan, 3.75%, Maturing December 23, 2012	215,269
Dayco Products, LLC
	1,920,501	Term Loan, 0.00%, Maturing June 21, 2011(3)	398,504
Delphi Corp.
	1,361,357	DIP Loan, 0.00%, Maturing June 30, 2009(3)	454,920
	138,644	DIP Loan, 10.50%, Maturing June 30, 2009	46,330
Federal-Mogul Corp.
	1,660,006	Term Loan, 2.34%, Maturing December 27, 2014	1,041,654
	2,275,145	Term Loan, 2.27%, Maturing December 27, 2015	1,427,653
Ford Motor Co.
	2,429,287	Term Loan, 3.61%, Maturing December 15, 2013	1,736,940
General Motors Corp.
	4,033,059	Term Loan, 8.00%, Maturing November 29, 2013	3,817,964
Goodyear Tire & Rubber Co.
	2,675,000	Term Loan - Second Lien, 2.07%, Maturing April 30, 2010	2,255,777
HLI Operating Co., Inc.
	258,021	DIP Loan, 8.22%, Maturing November 30, 2009(4)	252,473
EUR	87,273	Term Loan, 3.56%, Maturing May 30, 2014	25,909
EUR	1,482,473	Term Loan, 9.50%, Maturing May 30, 2014	440,112
Keystone Automotive Operations, Inc.
	1,425,098	Term Loan, 3.84%, Maturing January 12, 2012	655,545
LKQ Corp.
	1,123,467	Term Loan, 2.60%, Maturing October 12, 2014	1,022,355
TriMas Corp.
	262,500	Term Loan, 2.75%, Maturing August 2, 2011	225,750
	2,098,910	Term Loan, 3.05%, Maturing August 2, 2013	1,805,063
TRW Automotive, Inc.
	1,000,000	Term Loan, 1.94%, Maturing February 2, 2014	881,667
United Components, Inc.
	1,180,271	Term Loan, 3.21%, Maturing June 30, 2010	964,872

			$25,192,432

Beverage and Tobacco — 0.3%

Culligan International Co.
EUR	1,075,000	Term Loan - Second Lien, 6.19%, Maturing May 31, 2013	$313,444
Southern Wine & Spirits of America, Inc.
	237,952	Term Loan, 2.72%, Maturing May 31, 2012	222,782

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*	Borrower/Tranche Description	Value

Beverage and Tobacco (continued)

Van Houtte, Inc.
118,196	Term Loan, 3.72%, Maturing July 11, 2014	$108,740
866,772	Term Loan, 3.72%, Maturing July 11, 2014	797,431

		$1,442,397

Building and Development — 3.5%

Beacon Sales Acquisition, Inc.
1,217,625	Term Loan, 3.12%, Maturing September 30, 2013	$1,059,334
Brickman Group Holdings, Inc.
767,062	Term Loan, 2.32%, Maturing January 23, 2014	669,262
Epco/Fantome, LLC
1,496,000	Term Loan, 2.94%, Maturing November 23, 2010	1,144,440
Forestar USA Real Estate Group, Inc.
1,699,624	Revolving Loan, 4.40%, Maturing December 1, 2010(4)	1,402,190
1,700,000	Term Loan, 4.31%, Maturing December 1, 2010	1,402,500
Hovstone Holdings, LLC
966,260	Term Loan, 5.50%, Maturing July 1, 2009(2)(5)	388,727
LNR Property Corp.
1,430,000	Term Loan, 3.91%, Maturing July 3, 2011	715,000
Metroflag BP, LLC
500,000	Term Loan - Second Lien, 0.00%, Maturing July 2, 2009(3)	37,500
Mueller Water Products, Inc.
1,914,492	Term Loan, 2.63%, Maturing May 24, 2014	1,625,723
NCI Building Systems, Inc.
373,123	Term Loan, 1.97%, Maturing June 18, 2010	326,482
November 2005 Land Investors
304,841	Term Loan, 0.00%, Maturing May 9, 2011(2)(3)	152,421
Panolam Industries Holdings, Inc.
1,039,225	Term Loan, 5.00%, Maturing September 30, 2012	623,535
Re/Max International, Inc.
727,139	Term Loan, 4.61%, Maturing December 17, 2012	614,433
456,309	Term Loan, 8.61%, Maturing December 17, 2012	385,581
Realogy Corp.
321,321	Term Loan, 3.32%, Maturing September 1, 2014	225,996
678,679	Term Loan, 4.18%, Maturing September 1, 2014	477,337
South Edge, LLC
843,750	Term Loan, 0.00%, Maturing October 31, 2009(3)	147,656
TRU 2005 RE Holding Co.
4,008,400	Term Loan, 3.42%, Maturing December 9, 2009	2,852,646
United Subcontractors, Inc.
939,831	Term Loan - Second Lien, 11.69%, Maturing June 27, 2013(2)(5)	80,825
Wintergames Acquisition ULC
969,929	Term Loan, 7.82%, Maturing October 31, 2009	678,951

		$15,010,539

Business Equipment and Services — 11.4%

ACCO Brands Corp.
1,063,950	Term Loan, 7.75%, Maturing August 17, 2012	$766,044
Activant Solutions, Inc.
1,716,252	Term Loan, 2.88%, Maturing May 1, 2013	1,292,909
945,739	Term Loan, 2.94%, Maturing May 1, 2013	712,456
Acxiom Corp.
1,348,875	Term Loan, 2.59%, Maturing September 15, 2012	1,259,512
Affiliated Computer Services
894,938	Term Loan, 2.31%, Maturing March 20, 2013	839,501
Affinion Group, Inc.
2,593,876	Term Loan, 2.81%, Maturing October 17, 2012	2,404,198
Allied Barton Security Service
1,094,917	Term Loan, 6.75%, Maturing February 21, 2015	1,073,018
Education Management, LLC
3,831,401	Term Loan, 3.00%, Maturing June 1, 2013	3,454,418
Info USA, Inc.
297,275	Term Loan, 3.22%, Maturing February 14, 2012	243,023
Intergraph Corp.
1,000,000	Term Loan - Second Lien, 6.45%, Maturing November 29, 2014	885,000
iPayment, Inc.
2,618,041	Term Loan, 2.85%, Maturing May 10, 2013	1,911,170
Kronos, Inc.
1,186,675	Term Loan, 3.47%, Maturing June 11, 2014	952,307
Language Line, Inc.
3,205,614	Term Loan, 4.47%, Maturing June 11, 2011	2,820,940
Mitchell International, Inc.
987,406	Term Loan, 3.25%, Maturing March 28, 2014	809,673
1,000,000	Term Loan - Second Lien, 6.50%, Maturing March 28, 2015	545,000
N.E.W. Holdings I, LLC
2,487,624	Term Loan, 3.16%, Maturing May 22, 2014	2,070,947
Protection One, Inc.
2,206,453	Term Loan, 2.62%, Maturing March 31, 2012	1,985,808
Quantum Corp.
247,000	Term Loan, 4.50%, Maturing July 12, 2014	198,835
Quintiles Transnational Corp.
1,875,000	Term Loan - Second Lien, 4.32%, Maturing March 31, 2014	1,603,125
Sabre, Inc.
7,377,363	Term Loan, 3.04%, Maturing September 30, 2014	5,143,077

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Serena Software, Inc.
	997,495	Term Loan, 2.92%, Maturing March 10, 2013	$852,858
Sitel (Client Logic)
	1,957,921	Term Loan, 6.39%, Maturing January 29, 2014	1,380,334
Solera Holdings, LLC
EUR	832,854	Term Loan, 3.44%, Maturing May 15, 2014	1,024,343
SunGard Data Systems, Inc.
	7,590,506	Term Loan, 2.48%, Maturing February 11, 2013	6,935,825
TDS Investor Corp.
	989,924	Term Loan, 2.82%, Maturing August 23, 2013	736,433
	1,500,739	Term Loan, 3.15%, Maturing August 23, 2013	1,109,141
	301,124	Term Loan, 3.72%, Maturing August 23, 2013	222,550
EUR	1,054,228	Term Loan, 4.03%, Maturing August 23, 2013	1,080,512
Valassis Communications, Inc.
	339,020	Term Loan, 2.07%, Maturing March 2, 2014	299,397
	1,468,121	Term Loan, 2.07%, Maturing March 2, 2014	1,296,535
VWR International, Inc.
	1,000,000	Term Loan, Maturing June 28, 2013(6)	840,000
West Corp.
	2,213,617	Term Loan, 2.73%, Maturing October 24, 2013	1,927,078

			$48,675,967

Cable and Satellite Television — 10.3%

Atlantic Broadband Finance, LLC
	2,398,222	Term Loan, 3.47%, Maturing February 10, 2011	$2,305,890
Bragg Communications, Inc.
	2,088,188	Term Loan, 3.76%, Maturing August 31, 2014	1,942,015
Bresnan Broadband Holdings, LLC
	550,000	Term Loan, 3.03%, Maturing March 29, 2014	505,313
	1,325,000	Term Loan - Second Lien, 4.91%, Maturing March 29, 2014	1,122,938
Cequel Communications, LLC
	1,483,602	Term Loan, 2.40%, Maturing November 5, 2013	1,346,369
	1,800,000	Term Loan - Second Lien, 4.91%, Maturing May 5, 2014	1,474,594
	4,364,282	Term Loan - Second Lien, 6.41%, Maturing May 5, 2014(2)	3,685,636
Charter Communications Operating, Inc.
	3,186,431	Term Loan, 6.25%, Maturing April 28, 2013	2,713,112
CSC Holdings, Inc.
	3,836,358	Term Loan, 2.09%, Maturing March 29, 2013	3,613,969
CW Media Holdings, Inc.
	689,500	Term Loan, 4.47%, Maturing February 15, 2015	584,351
Foxco Acquisition Sub., LLC
	650,987	Term Loan, 6.51%, Maturing July 2, 2015	421,514
Insight Midwest Holdings, LLC
	3,999,375	Term Loan, 2.41%, Maturing April 6, 2014	3,709,420
MCC Iowa, LLC
	715,625	Term Loan, 1.79%, Maturing March 31, 2010	703,102
Mediacom Broadband Group
	3,871,275	Term Loan, 2.04%, Maturing January 31, 2015	3,561,573
Mediacom Illinois, LLC
	4,005,917	Term Loan, 1.79%, Maturing January 31, 2015	3,615,340
NTL Investment Holdings, Ltd.
GBP	559,094	Term Loan, 3.89%, Maturing March 30, 2012	819,322
GBP	1,534,029	Term Loan, 3.81%, Maturing September 3, 2012	2,248,037
ProSiebenSat.1 Media AG
EUR	409,546	Term Loan, 4.59%, Maturing March 2, 2015	145,789
EUR	11,076	Term Loan, 3.14%, Maturing June 26, 2015	10,865
EUR	272,924	Term Loan, 3.14%, Maturing June 26, 2015	267,725
EUR	409,546	Term Loan, 4.84%, Maturing March 2, 2016	145,789
EUR	406,082	Term Loan, 9.21%, Maturing March 2, 2017(2)	24,706
EUR	565,165	Term Loan - Second Lien, 5.96%, Maturing September 2, 2016	45,541
UPC Broadband Holding B.V.
EUR	1,885,723	Term Loan, 2.95%, Maturing October 16, 2011	2,308,177
	1,410,026	Term Loan, 2.16%, Maturing December 31, 2014	1,317,493
	764,974	Term Loan, 3.91%, Maturing December 31, 2016	731,825
EUR	2,614,277	Term Loan, 4.70%, Maturing December 31, 2016	3,243,065
Virgin Media Investment Holdings
GBP	261,972	Term Loan, 5.31%, Maturing March 30, 2012	383,905
YPSO Holding SA
EUR	209,021	Term Loan, 3.69%, Maturing July 28, 2014	217,187
EUR	249,358	Term Loan, 3.69%, Maturing July 28, 2014	259,100
EUR	541,621	Term Loan, 3.69%, Maturing July 28, 2014	562,782

			$44,036,444

Chemicals and Plastics — 7.3%

Ashland, Inc.
	943,369	Term Loan, Maturing November 20, 2014(6)	$943,958
AZ Chem US, Inc.
	500,000	Term Loan - Second Lien, 5.82%, Maturing February 28, 2014	305,000
Brenntag Holding GmbH and Co. KG
	424,856	Term Loan, 2.37%, Maturing December 23, 2013	367,501
	1,758,816	Term Loan, 3.13%, Maturing December 23, 2013	1,521,376
	1,600,000	Term Loan - Second Lien, 5.50%, Maturing December 23, 2015	992,000
Celanese Holdings, LLC
	4,606,000	Term Loan, 2.94%, Maturing April 2, 2014	4,199,313
First Chemical Holding
EUR	965,273	Term Loan, 5.06%, Maturing December 18, 2015	402,218
Foamex, L.P.
	1,528,766	Term Loan, 0.00%, Maturing February 12, 2013(3)	275,178

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Georgia Gulf Corp.
	731,668	Term Loan, 8.91%, Maturing October 3, 2013	$503,631
Hexion Specialty Chemicals, Inc.
	491,250	Term Loan, 3.50%, Maturing May 5, 2012	292,294
	1,046,534	Term Loan, 3.50%, Maturing May 5, 2013	602,920
	4,817,665	Term Loan, 3.50%, Maturing May 5, 2013	2,775,510
Huntsman International, LLC
	1,500,000	Term Loan, 2.07%, Maturing August 16, 2012	1,284,375
INEOS Group
	2,493,348	Term Loan, 7.50%, Maturing December 14, 2013	1,614,443
	2,398,313	Term Loan, 8.00%, Maturing December 14, 2014	1,552,908
EUR	750,000	Term Loan - Second Lien, 7.71%, Maturing December 14, 2012	452,132
ISP Chemco, Inc.
	2,947,500	Term Loan, 2.13%, Maturing June 4, 2014	2,684,067
Kranton Polymers, LLC
	2,400,881	Term Loan, 3.25%, Maturing May 12, 2013	1,734,637
MacDermid, Inc.
	547,610	Term Loan, 2.32%, Maturing April 12, 2014	379,220
EUR	729,117	Term Loan, 3.18%, Maturing April 12, 2014	535,991
Millenium Inorganic Chemicals
	358,820	Term Loan, 3.47%, Maturing April 30, 2014	238,615
	1,075,000	Term Loan - Second Lien, 6.97%, Maturing October 31, 2014	671,875
Momentive Performance Material
	1,807,374	Term Loan, 2.63%, Maturing December 4, 2013	1,320,673
Nalco Co.
	550,000	Term Loan, 6.50%, Maturing May 6, 2016	552,406
Rockwood Specialties Group, Inc.
	4,160,326	Term Loan, 2.07%, Maturing December 10, 2012	3,910,706
Schoeller Arca Systems Holding
EUR	72,261	Term Loan, 5.82%, Maturing November 16, 2015	45,970
EUR	206,030	Term Loan, 5.82%, Maturing November 16, 2015	131,069
EUR	221,709	Term Loan, 5.82%, Maturing November 16, 2015	141,043
Solo Cup Co.
	539,493	Term Loan, 4.43%, Maturing February 27, 2011	519,647

			$30,950,676

Clothing / Textiles — 0.8%

Hanesbrands, Inc.
	1,216,071	Term Loan, 5.80%, Maturing September 5, 2013	$1,195,876
	950,000	Term Loan - Second Lien, 4.84%, Maturing March 5, 2014	837,188
St. John Knits International, Inc.
	567,596	Term Loan, 9.00%, Maturing March 23, 2012	383,127
The William Carter Co.
	1,054,157	Term Loan, 1.92%, Maturing July 14, 2012	1,006,720

			$3,422,911

Conglomerates — 4.1%

Amsted Industries, Inc.
	1,876,879	Term Loan, 3.15%, Maturing October 15, 2010	$1,722,036
Blount, Inc.
	249,524	Term Loan, 2.16%, Maturing August 9, 2010	231,434
Doncasters (Dunde HoldCo 4 Ltd.)
	473,032	Term Loan, 2.91%, Maturing July 13, 2015	325,209
	473,032	Term Loan, 3.41%, Maturing July 13, 2015	325,209
GBP	550,000	Term Loan - Second Lien, 5.32%, Maturing January 13, 2016	377,810
GenTek, Inc.
	556,233	Term Loan, 3.18%, Maturing February 25, 2011	489,485
Jarden Corp.
	775,901	Term Loan, 2.97%, Maturing January 24, 2012	735,490
	1,965,955	Term Loan, 2.97%, Maturing January 24, 2012	1,863,563
	817,826	Term Loan, 3.72%, Maturing January 24, 2012	787,742
Johnson Diversey, Inc.
	1,793,337	Term Loan, 3.02%, Maturing December 16, 2011	1,694,703
Manitowoc Company, Inc. (The)
	1,896,500	Term Loan, 6.50%, Maturing August 21, 2014	1,563,033
Polymer Group, Inc.
	2,560,678	Term Loan, 3.17%, Maturing November 22, 2012	2,291,807
Rexnord Corp.
	342,125	Term Loan, 2.38%, Maturing July 19, 2013	273,058
	2,425,000	Term Loan, 3.34%, Maturing July 19, 2013	1,938,989
RGIS Holdings, LLC
	2,845,775	Term Loan, 3.45%, Maturing April 30, 2014	2,143,816
	142,289	Term Loan, 3.72%, Maturing April 30, 2014	107,191
Vertrue, Inc.
	918,959	Term Loan, 4.22%, Maturing August 16, 2014	721,383

			$17,591,958

Containers and Glass Products — 4.1%

Berry Plastics Corp.
	1,900,204	Term Loan, 2.38%, Maturing April 3, 2015	$1,528,082
Consolidated Container Co.
	1,000,000	Term Loan - Second Lien, 5.82%, Maturing September 28, 2014	600,000
Crown Americas, Inc.
	679,000	Term Loan, 2.09%, Maturing November 15, 2012	656,933

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Containers and Glass Products (continued)

Graham Packaging Holdings Co.
	311,461	Term Loan, 2.68%, Maturing October 7, 2011	$297,555
	3,271,554	Term Loan, 6.75%, Maturing April 5, 2014	3,098,921
Graphic Packaging International, Inc.
	2,568,225	Term Loan, 3.04%, Maturing May 16, 2014	2,380,824
	478,069	Term Loan, 3.77%, Maturing May 16, 2014	446,248
JSG Acquisitions
	2,055,000	Term Loan, 3.03%, Maturing December 31, 2013	1,803,262
	2,055,000	Term Loan, 3.28%, Maturing December 13, 2014	1,803,263
Owens-Brockway Glass Container
	1,723,500	Term Loan, 2.35%, Maturing June 14, 2013	1,603,334
Smurfit-Stone Container Corp.
	537,719	Revolving Loan, 3.17%, Maturing December 31, 2009	454,373
	1,621,520	Term Loan, 2.97%, Maturing November 1, 2009	1,370,184
	211,039	Term Loan, 2.69%, Maturing November 1, 2011	177,009
	370,329	Term Loan, 2.69%, Maturing November 1, 2011	305,521
	698,009	Term Loan, 2.69%, Maturing November 1, 2011	585,455
	325,413	Term Loan, 4.50%, Maturing November 1, 2011	268,466

			$17,379,430

Cosmetics / Toiletries — 0.8%

American Safety Razor Co.
	490,545	Term Loan, 3.18%, Maturing July 31, 2013	$434,132
	1,050,000	Term Loan - Second Lien, 6.57%, Maturing July 31, 2014	756,000
KIK Custom Products, Inc.
	1,075,000	Term Loan - Second Lien, 5.31%, Maturing November 30, 2014	381,625
Prestige Brands, Inc.
	1,731,202	Term Loan, 2.57%, Maturing April 7, 2011	1,687,922

			$3,259,679

Drugs — 1.1%

Graceway Pharmaceuticals, LLC
	879,640	Term Loan, 3.07%, Maturing May 3, 2012	$644,336
	1,000,000	Term Loan, 6.82%, Maturing May 3, 2013	362,500
	275,000	Term Loan, 8.57%, Maturing November 3, 2013	68,750
Pharmaceutical Holdings Corp.
	378,045	Term Loan, 3.67%, Maturing January 30, 2012	336,460
Stiefel Laboratories, Inc.
	709,915	Term Loan, 3.39%, Maturing December 28, 2013	701,929
	928,148	Term Loan, 3.39%, Maturing December 28, 2013	917,707
Warner Chilcott Corp.
	498,829	Term Loan, 2.32%, Maturing January 18, 2012	475,134
	1,422,308	Term Loan, 2.82%, Maturing January 18, 2012	1,354,748

			$4,861,564

Ecological Services and Equipment — 0.9%

Blue Waste B.V. (AVR Acquisition)
EUR	1,000,155	Term Loan, 3.19%, Maturing April 1, 2015	$1,189,421
Cory Environmental Holdings
GBP	500,000	Term Loan - Second Lien, 8.06%, Maturing September 30, 2014	505,094
Kemble Water Structure, Ltd.
GBP	1,500,000	Term Loan - Second Lien, 5.63%, Maturing October 13, 2013	1,568,619
Sensus Metering Systems, Inc.
	705,413	Term Loan, 2.65%, Maturing December 17, 2010	652,507

			$3,915,641

Electronics / Electrical — 4.3%

Aspect Software, Inc.
	1,033,073	Term Loan, 4.25%, Maturing July 11, 2011	$739,938
	2,000,000	Term Loan - Second Lien, 7.38%, Maturing July 11, 2013	665,000
FCI International S.A.S.
	232,273	Term Loan, 4.15%, Maturing November 1, 2013	117,298
	232,273	Term Loan, 4.15%, Maturing November 1, 2013	117,298
	241,266	Term Loan, 4.15%, Maturing November 1, 2013	121,840
	241,266	Term Loan, 4.15%, Maturing November 1, 2013	121,840
Freescale Semiconductor, Inc.
	3,000,000	Term Loan, 2.17%, Maturing December 1, 2013	1,870,833
Infor Enterprise Solutions Holdings
	1,484,887	Term Loan, 3.07%, Maturing July 28, 2012	1,095,104
	1,664,334	Term Loan, 4.07%, Maturing July 28, 2012	1,260,733
	3,189,974	Term Loan, 4.07%, Maturing July 28, 2012	2,416,405
	500,000	Term Loan - Second Lien, 5.82%, Maturing March 2, 2014	162,500
	183,333	Term Loan - Second Lien, 6.57%, Maturing March 2, 2014	59,583
	316,667	Term Loan - Second Lien, 6.57%, Maturing March 2, 2014	111,625
Network Solutions, LLC
	758,727	Term Loan, 3.04%, Maturing March 7, 2014	637,331
Open Solutions, Inc.
	2,919,586	Term Loan, 3.23%, Maturing January 23, 2014	1,853,937
Sensata Technologies Finance Co.
	3,805,456	Term Loan, 2.80%, Maturing April 27, 2013	2,714,557

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Electronics / Electrical (continued)

Spectrum Brands, Inc.
	64,767	Term Loan, 2.66%, Maturing March 30, 2013	$53,886
	1,763,164	Term Loan, 6.25%, Maturing March 30, 2013	1,466,952
SS&C Technologies, Inc.
	768,867	Term Loan, 3.22%, Maturing November 23, 2012	666,992
VeriFone, Inc.
	777,750	Term Loan, 3.07%, Maturing October 31, 2013	707,752
Vertafore, Inc.
	1,449,598	Term Loan, 3.16%, Maturing January 31, 2012	1,340,878

			$18,302,282

Equipment Leasing — 0.8%

AWAS Capital, Inc.
	1,847,349	Term Loan - Second Lien, 7.25%, Maturing March 22, 2013	$771,268
Hertz Corp.
	2,433,446	Term Loan, 2.12%, Maturing December 21, 2012	2,206,831
	444,444	Term Loan, 2.98%, Maturing December 21, 2012	403,056

			$3,381,155

Farming / Agriculture — 0.2%

Central Garden & Pet Co.
	1,173,645	Term Loan, 1.82%, Maturing February 28, 2014	$972,658

			$972,658

Financial Intermediaries — 2.3%

Citco III, Ltd.
	3,190,118	Term Loan, 3.58%, Maturing June 30, 2014	$1,786,466
Grosvenor Capital Management
	1,475,150	Term Loan, 2.69%, Maturing December 5, 2013	1,165,369
INVESTools, Inc.
	330,000	Term Loan, 5.50%, Maturing August 13, 2012	321,750
Jupiter Asset Management Group
GBP	447,463	Term Loan, 3.16%, Maturing June 30, 2015	408,627
LPL Holdings, Inc.
	4,398,832	Term Loan, 2.61%, Maturing December 18, 2014	3,843,479
Nuveen Investments, Inc.
	1,732,500	Term Loan, 3.33%, Maturing November 2, 2014	1,249,566
Oxford Acquisition III, Ltd.
	898,432	Term Loan, 3.10%, Maturing May 24, 2014	423,386
RJO Holdings Corp. (RJ O’Brien)
	974,463	Term Loan, 3.39%, Maturing July 31, 2014	378,822

			$9,577,465

Food Products — 3.7%

Acosta, Inc.
	3,259,703	Term Loan, 2.57%, Maturing July 28, 2013	$2,998,927
Advantage Sales & Marketing, Inc.
	802,986	Term Loan, 2.40%, Maturing March 29, 2013	741,424
Dean Foods Co.
	3,765,482	Term Loan, 2.59%, Maturing April 2, 2014	3,466,597
Dole Food Company, Inc.
	164,179	Term Loan, 3.27%, Maturing April 12, 2013	163,666
	287,741	Term Loan, 7.96%, Maturing April 12, 2013	286,842
	1,072,150	Term Loan, 7.97%, Maturing April 12, 2013	1,068,799
Michael Foods, Inc.
	475,000	Term Loan, 6.50%, Maturing April 30, 2014	477,672
Pinnacle Foods Finance, LLC
	2,602,033	Term Loan, 3.16%, Maturing April 2, 2014	2,221,486
Provimi Group SA
	219,753	Term Loan, 2.57%, Maturing June 28, 2015	164,906
	270,433	Term Loan, 2.57%, Maturing June 28, 2015	202,937
EUR	284,233	Term Loan, 3.19%, Maturing June 28, 2015	301,533
EUR	470,091	Term Loan, 3.19%, Maturing June 28, 2015	498,703
EUR	489,842	Term Loan, 3.19%, Maturing June 28, 2015	519,655
EUR	640,786	Term Loan, 3.19%, Maturing June 28, 2015	679,787
EUR	29,018	Term Loan - Second Lien, 5.19%, Maturing June 28, 2015	11,076
	338,551	Term Loan - Second Lien, 2.46%, Maturing December 28, 2016(4)	91,409
EUR	836,935	Term Loan - Second Lien, 2.48%, Maturing December 28, 2016(4)	319,457
Reddy Ice Group, Inc.
	2,190,000	Term Loan, 2.09%, Maturing August 9, 2012	1,562,199

			$15,777,075

Food Service — 2.8%

AFC Enterprises, Inc.
	530,581	Term Loan, 2.82%, Maturing May 11, 2011	$498,746
Aramark Corp.
	2,800,971	Term Loan, 3.10%, Maturing January 26, 2014	2,560,087
	178,173	Term Loan, 4.06%, Maturing January 26, 2014	162,850
GBP	1,221,875	Term Loan, 3.81%, Maturing January 27, 2014	1,757,676
Buffets, Inc.
	1,000,000	Term Loan, 18.00%, Maturing April 30, 2012	945,000
	116,321	Term Loan - Second Lien, 8.47%, Maturing November 1, 2013	47,692
	553,452	Term Loan - Second Lien, 19.12%, Maturing November 1, 2013	226,915
CBRL Group, Inc.
	1,927,557	Term Loan, 2.49%, Maturing April 27, 20

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Food Service (continued)

Denny’s, Inc.
	135,667	Term Loan, 2.44%, Maturing March 31, 2012	$126,170
	463,207	Term Loan, 3.66%, Maturing March 31, 2012	430,782
NPC International, Inc.
	387,081	Term Loan, 2.64%, Maturing May 3, 2013	359,985
OSI Restaurant Partners, LLC
	154,525	Term Loan, 4.00%, Maturing May 9, 2013	115,121
	1,778,577	Term Loan, 2.63%, Maturing May 9, 2014	1,325,040
QCE Finance, LLC
	1,219,290	Term Loan, 3.50%, Maturing May 5, 2013	797,416
	1,050,000	Term Loan - Second Lien, 6.98%, Maturing November 5, 2013	346,500
Sagittarius Restaurants, LLC
	378,368	Term Loan, 9.50%, Maturing March 29, 2013	289,452
Selecta
EUR	741,246	Term Loan - Second Lien, 7.04%, Maturing December 28, 2015	186,002

			$11,937,140

Food / Drug Retailers — 3.6%

General Nutrition Centers, Inc.
	2,729,996	Term Loan, 3.26%, Maturing September 16, 2013	$2,368,271
Iceland Foods Group, Ltd.
GBP	1,625,000	Term Loan, 2.62%, Maturing May 2, 2014	2,556,447
GBP	1,625,000	Term Loan, 3.37%, Maturing May 2, 2015	2,556,447
Pantry, Inc. (The)
	250,450	Term Loan, 1.82%, Maturing May 15, 2014	230,727
	869,933	Term Loan, 1.82%, Maturing May 15, 2014	801,426
Rite Aid Corp.
	6,747,000	Term Loan, 2.09%, Maturing June 1, 2014	5,486,755
	1,194,000	Term Loan, 6.00%, Maturing June 4, 2014	1,002,363
Roundy’s Supermarkets, Inc.
	332,490	Term Loan, 3.16%, Maturing November 3, 2011	314,619

			$15,317,055

Forest Products — 3.3%

Appleton Papers, Inc.
	1,973,750	Term Loan, 6.50%, Maturing June 5, 2014	$1,453,173
Georgia-Pacific Corp.
	3,500,000	Term Loan, Maturing December 20, 2012(6)	3,260,033
	6,212,935	Term Loan, 3.23%, Maturing December 20, 2012	5,786,963
Newpage Corp.
	3,315,755	Term Loan, 4.74%, Maturing December 5, 2014	2,696,418
Xerium Technologies, Inc.
	1,308,396	Term Loan, 6.72%, Maturing May 18, 2012	765,412

			$13,961,999

Healthcare — 14.8%

Accellent, Inc.
	2,292,376	Term Loan, 3.17%, Maturing November 22, 2012	$1,994,368
American Medical Systems
	1,068,329	Term Loan, 2.63%, Maturing July 20, 2012	1,017,583
AMN Healthcare, Inc.
	263,060	Term Loan, 2.97%, Maturing November 2, 2011	235,438
Biomet, Inc.
	1,960,051	Term Loan, 4.14%, Maturing December 26, 2014	1,849,308
Bright Horizons Family Solutions, Inc.
	1,066,938	Term Loan, 7.50%, Maturing May 15, 2015	942,461
Cardinal Health 409, Inc.
	2,407,125	Term Loan, 2.57%, Maturing April 10, 2014	1,886,584
Carestream Health, Inc.
	3,287,418	Term Loan, 2.32%, Maturing April 30, 2013	2,847,726
	500,000	Term Loan - Second Lien, 5.57%, Maturing October 30, 2013	304,500
Carl Zeiss Vision Holding GmbH
	1,300,000	Term Loan, 2.82%, Maturing March 23, 2015	505,375
Community Health Systems, Inc.
	372,559	Term Loan, 2.57%, Maturing July 25, 2014	331,789
	7,300,118	Term Loan, 2.90%, Maturing July 25, 2014	6,501,251
Concentra, Inc.
	713,493	Term Loan - Second Lien, 7.47%, Maturing June 25, 2015(2)	406,691
ConMed Corp.
	509,333	Term Loan, 1.93%, Maturing April 13, 2013	463,493
Convatec Cidron Healthcare
EUR	745,885	Term Loan, 5.25%, Maturing July 30, 2016	1,001,735
CRC Health Corp.
	533,568	Term Loan, 3.47%, Maturing February 6, 2013	405,512
	536,250	Term Loan, 3.47%, Maturing February 6, 2013	407,550
Dako EQT Project Delphi
	500,000	Term Loan - Second Lien, 4.96%, Maturing December 12, 2016	202,500
DaVita, Inc.
	622,425	Term Loan, 2.12%, Maturing October 5, 2012	585,469
DJO Finance, LLC
	888,750	Term Loan, 3.70%, Maturing May 15, 2014	793,654
Emedon Business Services, LLC
	2,681,436	Term Loan, 2.85%, Maturing November 16, 2013	2,517,198

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*	Borrower/Tranche Description	Value

Healthcare (continued)

Fenwal, Inc.
500,000	Term Loan - Second Lien, 5.92%, Maturing August 28, 2014	$315,000
Fresenius Medical Care Holdings
2,859,076	Term Loan, 2.61%, Maturing March 31, 2013	2,701,827
Hanger Orthopedic Group, Inc.
800,128	Term Loan, 2.32%, Maturing May 30, 2013	734,117
HCA, Inc.
5,584,535	Term Loan, 3.47%, Maturing November 18, 2013	4,987,688
Health Management Association, Inc.
8,324,159	Term Loan, 2.97%, Maturing February 28, 2014	7,234,734
HealthSouth Corp.
2,859,499	Term Loan, 2.85%, Maturing March 10, 2013	2,645,037
Iasis Healthcare, LLC
154,022	Term Loan, 2.32%, Maturing March 14, 2014	138,928
573,252	Term Loan, 2.32%, Maturing March 14, 2014	517,073
1,656,586	Term Loan, 2.32%, Maturing March 14, 2014	1,494,241
Ikaria Acquisition, Inc.
545,929	Term Loan, 2.98%, Maturing March 28, 2013	465,404
IM U.S. Holdings, LLC
987,437	Term Loan, 2.73%, Maturing June 26, 2014	915,848
700,000	Term Loan - Second Lien, 4.57%, Maturing June 26, 2015	630,000
Invacare Corp.
567,000	Term Loan, 3.28%, Maturing February 12, 2013	502,504
inVentiv Health, Inc.
928,546	Term Loan, 2.97%, Maturing July 6, 2014	817,120
LifePoint Hospitals, Inc.
2,251,408	Term Loan, 2.30%, Maturing April 15, 2012	2,137,631
MultiPlan Merger Corp.
1,089,404	Term Loan, 2.88%, Maturing April 12, 2013	981,825
1,529,617	Term Loan, 2.88%, Maturing April 12, 2013	1,378,567
Mylan, Inc.
1,630,500	Term Loan, 4.33%, Maturing October 2, 2014	1,555,316
National Mentor Holdings, Inc.
68,600	Term Loan, 2.44%, Maturing June 29, 2013	57,624
1,124,599	Term Loan, 3.22%, Maturing June 29, 2013	944,663
National Renal Institutes, Inc.
913,047	Term Loan, 6.25%, Maturing March 31, 2013(2)	575,220
Physiotherapy Associates, Inc.
838,379	Term Loan, 7.50%, Maturing June 27, 2013	475,082
RadNet Management, Inc.
610,943	Term Loan, 5.01%, Maturing November 15, 2012	522,356
650,000	Term Loan, 10.27%, Maturing November 15, 2013	479,375
Renal Advantage, Inc.
900	Term Loan, 3.70%, Maturing October 5, 2012	822
Select Medical Holdings Corp.
2,269,218	Term Loan, 2.72%, Maturing February 24, 2012	2,049,104
Sunrise Medical Holdings, Inc.
429,058	Term Loan, 4.38%, Maturing May 13, 2010	246,709
TZ Merger Sub., Inc. (TriZetto)
750,000	Term Loan, 7.50%, Maturing July 24, 2015	710,625
Vanguard Health Holding Co., LLC
1,317,692	Term Loan, 2.57%, Maturing September 23, 2011	1,255,925
Viant Holdings, Inc.
577,629	Term Loan, 3.47%, Maturing June 25, 2014	467,880

		$63,138,430

Home Furnishings — 1.6%

Hunter Fan Co.
484,111	Term Loan, 2.92%, Maturing April 16, 2014	$254,158
Interline Brands, Inc.
755,652	Term Loan, 1.99%, Maturing June 23, 2013	664,974
1,040,954	Term Loan, 1.99%, Maturing June 23, 2013	916,039
National Bedding Co., LLC
1,476,124	Term Loan, 2.34%, Maturing August 31, 2011	1,048,048
2,050,000	Term Loan - Second Lien, 5.35%, Maturing August 31, 2012	1,122,375
Simmons Co.
3,107,786	Term Loan, 10.50%, Maturing December 19, 2011	2,650,942
1,047,019	Term Loan, 8.22%, Maturing February 15, 2012(2)	23,733

		$6,680,269

Industrial Equipment — 3.5%

Brand Energy and Infrastructure Services, Inc.
886,500	Term Loan, 4.49%, Maturing February 7, 2014	$722,497
Butterfly Wendel US, Inc.
311,780	Term Loan, 3.16%, Maturing June 22, 2013	197,590
311,880	Term Loan, 2.91%, Maturing June 22, 2014	197,654
CEVA Group PLC U.S.
1,164,780	Term Loan, 3.31%, Maturing January 4, 2014	661,012
2,246,405	Term Loan, 3.32%, Maturing January 4, 2014	1,274,834
846,843	Term Loan, 4.22%, Maturing January 4, 2014	480,584
EPD Holdings (Goodyear Engineering Products)
151,211	Term Loan, 2.89%, Maturing July 13, 2014	93,499
1,055,797	Term Loan, 2.89%, Maturing July 13, 2014	652,834
850,000	Term Loan - Second Lien, 6.13%, Maturing July 13, 2015	212,500
FR Brand Acquisition Corp.
735,000	Term Loan, 3.24%, Maturing February 7, 2014	588,000
Generac Acquisition Corp.
1,889,661	Term Loan, 2.91%, Maturing November 7, 2013	1,326,542
500,000	Term Loan - Second Lien, 6.41%, Maturing April 7, 2014	167,500

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*	Borrower/Tranche Description	Value

Industrial Equipment (continued)

Gleason Corp.
145,941	Term Loan, 2.87%, Maturing June 30, 2013	$124,415
633,988	Term Loan, 2.87%, Maturing June 30, 2013	540,475
Jason, Inc.
443,931	Term Loan, 3.73%, Maturing April 30, 2010	233,064
John Maneely Co.
2,871,301	Term Loan, 4.06%, Maturing December 8, 2013	2,279,095
KION Group GmbH
250,000	Term Loan, 2.32%, Maturing December 23, 2014	109,375
250,000	Term Loan, 2.82%, Maturing December 23, 2015	109,375
Polypore, Inc.
3,818,795	Term Loan, 2.59%, Maturing July 3, 2014	3,331,899
Sequa Corp.
794,344	Term Loan, 4.05%, Maturing November 30, 2014	605,687
TFS Acquisition Corp.
1,950,000	Term Loan, 4.72%, Maturing August 11, 2013	901,875

		$14,810,306

Insurance — 3.2%

Alliant Holdings I, Inc.
841,976	Term Loan, 4.23%, Maturing August 21, 2014	$724,099
AmWINS Group, Inc.
989,924	Term Loan, 3.44%, Maturing June 8, 2013	603,854
500,000	Term Loan - Second Lien, 6.79%, Maturing June 8, 2014	150,000
Applied Systems, Inc.
1,371,818	Term Loan, 3.60%, Maturing September 26, 2013	1,234,636
CCC Information Services Group, Inc.
1,632,539	Term Loan, 2.57%, Maturing February 10, 2013	1,506,017
Conseco, Inc.
3,827,463	Term Loan, 6.50%, Maturing October 10, 2013	2,296,478
Crawford & Company
1,345,179	Term Loan, 3.72%, Maturing October 31, 2013	1,136,676
Crump Group, Inc.
997,093	Term Loan, 3.32%, Maturing August 4, 2014	797,675
Getty Images, Inc.
2,000,000	Term Loan, Maturing July 2, 2015(6)	1,945,416
Hub International Holdings, Inc.
437,264	Term Loan, 3.72%, Maturing June 13, 2014	367,848
1,945,929	Term Loan, 3.72%, Maturing June 13, 2014	1,637,013
U.S.I. Holdings Corp.
1,891,313	Term Loan, 3.97%, Maturing May 4, 2014	1,409,028

		$13,808,740

Leisure Goods / Activities / Movies — 7.9%

24 Hour Fitness Worldwide, Inc.
821,773	Term Loan, 3.26%, Maturing June 8, 2012	$575,241
AMC Entertainment, Inc.
3,021,520	Term Loan, 1.81%, Maturing January 26, 2013	2,776,777
AMF Bowling Worldwide, Inc.
1,200,000	Term Loan - Second Lien, 7.54%, Maturing December 8, 2013	330,000
Bombardier Recreational Products
2,027,848	Term Loan, 3.95%, Maturing June 28, 2013	1,084,899
Carmike Cinemas, Inc.
1,445,129	Term Loan, 5.19%, Maturing May 19, 2012	1,306,036
Cedar Fair, L.P.
1,910,991	Term Loan, 2.32%, Maturing August 30, 2012	1,801,621
Cinemark, Inc.
3,973,125	Term Loan, 2.16%, Maturing October 5, 2013	3,704,113
Deluxe Entertainment Services
1,116,656	Term Loan, 2.94%, Maturing January 28, 2011	865,409
62,008	Term Loan, 3.47%, Maturing January 28, 2011	48,056
109,487	Term Loan, 3.47%, Maturing January 28, 2011	84,852
Easton-Bell Sports, Inc.
1,298,240	Term Loan, 2.85%, Maturing March 16, 2012	1,181,398
Fender Musical Instruments Corp.
331,940	Term Loan, 2.67%, Maturing June 9, 2014	209,122
657,191	Term Loan, 3.47%, Maturing June 9, 2014	414,030
Mega Blocks, Inc.
1,756,563	Term Loan, 9.75%, Maturing July 26, 2012	627,971
Metro-Goldwyn-Mayer Holdings, Inc.
5,699,450	Term Loan, 3.57%, Maturing April 8, 2012	3,305,681
National CineMedia, LLC
2,850,000	Term Loan, 3.08%, Maturing February 13, 2015	2,611,312
Regal Cinemas Corp.
3,885,001	Term Loan, 4.97%, Maturing November 10, 2010	3,722,922
Revolution Studios Distribution Co., LLC
1,135,057	Term Loan, 4.07%, Maturing December 21, 2014	947,772
900,000	Term Loan - Second Lien, 7.32%, Maturing June 21, 2015	405,000
Six Flags Theme Parks, Inc.
1,448,877	Term Loan, 3.37%, Maturing April 30, 2015	1,117,705
Southwest Sports Group, LLC
2,000,000	Term Loan, 5.75%, Maturing December 22, 2010	1,290,000
Ticketmaster
1,950,000	Term Loan, 3.84%, Maturing July 22, 2014	1,833,000
Universal City Development Partners, Ltd.
1,924,945	Term Loan, 6.00%, Maturing June 9, 2011	1,823,886
Zuffa, LLC
1,982,500	Term Loan, 2.38%, Maturing June 20, 2016	1,632,258

		$33,699,061

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*	Borrower/Tranche Description	Value

Lodging and Casinos — 2.7%

Ameristar Casinos, Inc.
1,185,188	Term Loan, 3.76%, Maturing November 10, 2012	$1,115,558
Harrah’s Operating Co.
500,000	Term Loan, Maturing January 28, 2015(6)	386,250
990,000	Term Loan, 3.82%, Maturing January 28, 2015	765,482
Isle of Capri Casinos, Inc.
148,183	Term Loan, 2.07%, Maturing November 30, 2013	126,140
43,249	Term Loan, 2.97%, Maturing November 30, 2013	36,816
370,453	Term Loan, 2.97%, Maturing November 30, 2013	315,348
LodgeNet Entertainment Corp.
2,725,723	Term Loan, 3.15%, Maturing April 4, 2014	2,112,436
New World Gaming Partners, Ltd.
225,000	Term Loan, 3.71%, Maturing June 30, 2014	136,875
1,110,938	Term Loan, 3.71%, Maturing June 30, 2014	675,820
Penn National Gaming, Inc.
1,051,303	Term Loan, 2.12%, Maturing October 3, 2012	994,984
Venetian Casino Resort/Las Vegas Sands, Inc.
952,800	Term Loan, 2.07%, Maturing May 14, 2014	688,398
3,772,800	Term Loan, 2.07%, Maturing May 23, 2014	2,725,848
VML US Finance, LLC
225,402	Term Loan, 2.57%, Maturing May 25, 2012	190,464
524,598	Term Loan, 2.57%, Maturing May 25, 2013	443,286
Wimar OpCo, LLC
1,954,381	Term Loan, 0.00%, Maturing January 3, 2012(3)	572,268

		$11,285,973

Nonferrous Metals / Minerals — 1.5%

Alpha Natural Resources, LLC
909,188	Term Loan, 2.75%, Maturing October 26, 2012	$900,096
Euramax International, Inc.
652,631	Term Loan, 0.00%, Maturing June 28, 2012(3)	180,562
249,928	Term Loan - Second Lien, 0.00%, Maturing June 28, 2013(3)	14,996
503,822	Term Loan - Second Lien, 0.00%, Maturing June 28, 2013(3)	30,229
Murray Energy Corp.
896,579	Term Loan, 6.94%, Maturing January 28, 2010	851,750
Noranda Aluminum Acquisition
1,258,076	Term Loan, 2.32%, Maturing May 18, 2014	852,346
Novelis, Inc.
698,496	Term Loan, 2.32%, Maturing June 28, 2014	581,498
1,536,706	Term Loan, 3.22%, Maturing June 28, 2014	1,279,308
Oxbow Carbon and Mineral Holdings
164,290	Term Loan, 2.32%, Maturing May 8, 2014	147,587
1,723,078	Term Loan, 2.68%, Maturing May 8, 2014	1,547,898

		$6,386,270

Oil and Gas — 2.1%

Atlas Pipeline Partners, L.P.
1,112,243	Term Loan, 3.12%, Maturing July 20, 2014	$978,774
Big West Oil, LLC
360,938	Term Loan, 4.50%, Maturing May 1, 2014	286,343
453,750	Term Loan, 4.50%, Maturing May 1, 2014	359,975
Dresser, Inc.
1,577,187	Term Loan, 3.10%, Maturing May 4, 2014	1,378,350
1,000,000	Term Loan - Second Lien, 6.09%, Maturing May 4, 2015	618,750
Dynegy Holdings, Inc.
74,889	Term Loan, 1.82%, Maturing April 2, 2013	67,722
923,209	Term Loan, 1.82%, Maturing April 2, 2013	834,863
Enterprise GP Holdings, L.P.
1,311,750	Term Loan, 3.09%, Maturing October 31, 2014	1,259,280
Niska Gas Storage
52,206	Term Loan, 2.09%, Maturing May 13, 2011	48,813
77,069	Term Loan, 2.10%, Maturing May 13, 2011	72,060
749,452	Term Loan, 2.10%, Maturing May 12, 2013	700,737
Targa Resources, Inc.
1,052,633	Term Loan, 2.33%, Maturing October 31, 2012	979,701
1,410,000	Term Loan, 3.22%, Maturing October 31, 2012	1,312,307

		$8,897,675

Publishing — 10.3%

American Media Operations, Inc.
3,443,871	Term Loan, 10.00%, Maturing January 31, 2013	$2,192,599
Aster Zweite Beteiligungs GmbH
850,000	Term Loan, 4.01%, Maturing September 27, 2013	524,167
CanWest MediaWorks, Ltd.
884,250	Term Loan, 4.25%, Maturing July 10, 2014	351,489
Dex Media West, LLC
2,829,671	Term Loan, 7.00%, Maturing October 24, 2014	2,336,836
GateHouse Media Operating, Inc.
1,525,000	Term Loan, 2.32%, Maturing August 28, 2014	339,857
650,000	Term Loan, 2.38%, Maturing August 28, 2014	144,857
750,000	Term Loan, 2.65%, Maturing August 28, 2014	167,143
Idearc, Inc.
7,774,164	Term Loan, 0.00%, Maturing November 17, 2014(3)	3,104,115
Laureate Education, Inc.
503,348	Term Loan, 4.34%, Maturing August 17, 2014	393,660
3,363,437	Term Loan, 4.34%, Maturing August 17, 2014	2,630,487
Local Insight Regatta Holdings, Inc.
1,803,288	Term Loan, 7.75%, Maturing April 23, 2015	969,268
MediaNews Group, Inc.
1,133,865	Term Loan, 5.72%, Maturing August 25, 2010	212,600
775,102	Term Loan, 7.72%, Maturing August 2, 201

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Publishing (continued)

Mediannuaire Holding
EUR	704,593	Term Loan, 3.91%, Maturing October 10, 2014	$547,845
EUR	704,593	Term Loan, 4.41%, Maturing October 10, 2015	547,845
Merrill Communications, LLC
	5,300,800	Term Loan, 3.05%, Maturing August 9, 2009	3,525,032
Nebraska Book Co., Inc.
	1,407,362	Term Loan, 7.77%, Maturing March 4, 2011	1,322,921
Nelson Education, Ltd.
	492,500	Term Loan, 3.72%, Maturing July 5, 2014	283,188
Nielsen Finance, LLC
	6,013,235	Term Loan, 2.38%, Maturing August 9, 2013	5,336,746
Philadelphia Newspapers, LLC
	778,884	Term Loan, 0.00%, Maturing June 29, 2013(3)	203,808
R.H. Donnelley Corp.
	6,296,636	Term Loan, 6.75%, Maturing June 30, 2010	4,911,376
Reader’s Digest Association, Inc. (The)
	8,057,000	Term Loan, 3.29%, Maturing March 2, 2014	3,464,510
SGS International, Inc.
	701,455	Term Loan, 4.02%, Maturing December 30, 2011	543,628
Source Interlink Companies, Inc.
	1,984,887	Term Loan, 0.00%, Maturing August 1, 2014(3)	793,955
Source Media, Inc.
	1,187,901	Term Loan, 5.32%, Maturing November 8, 2011	623,648
Trader Media Corp.
GBP	1,528,500	Term Loan, 2.84%, Maturing March 23, 2015	1,679,950
Tribune Co.
	2,479,203	Term Loan, 0.00%, Maturing August 17, 2009(3)	754,387
	1,989,950	Term Loan, 0.00%, Maturing May 17, 2014(3)	559,673
	2,256,326	Term Loan, 0.00%, Maturing May 17, 2014(3)	698,206
Xsys, Inc.
	1,932,659	Term Loan, 4.01%, Maturing September 27, 2013	1,191,807
	1,963,186	Term Loan, 4.01%, Maturing September 27, 2014	1,210,632
Yell Group, PLC
	2,900,000	Term Loan, 3.32%, Maturing February 10, 2013	1,907,959

			$43,627,922

Radio and Television — 5.2%

Block Communications, Inc.
	919,125	Term Loan, 3.22%, Maturing December 22, 2011	$795,043
Citadel Broadcasting Corp.
	1,000,000	Term Loan, 2.95%, Maturing June 12, 2014	470,000
CMP KC, LLC
	961,188	Term Loan, 4.41%, Maturing May 5, 2013(5)	275,861
CMP Susquehanna Corp.
	2,722,991	Term Loan, 2.37%, Maturing May 5, 2013	1,360,360
Discovery Communications, Inc.
	1,000,000	Term Loan, 5.25%, Maturing May 14, 2014	987,813
Emmis Operating Co.
	854,460	Term Loan, 3.06%, Maturing November 2, 2013	527,629
Gray Television, Inc.
	1,217,604	Term Loan, 3.92%, Maturing January 19, 2015	668,921
HIT Entertainment, Inc.
	969,945	Term Loan, 3.26%, Maturing March 20, 2012	538,319
Intelsat Corp.
	2,552,555	Term Loan, 2.91%, Maturing January 3, 2014	2,343,962
	2,552,555	Term Loan, 2.91%, Maturing January 3, 2014	2,343,963
	2,553,330	Term Loan, 2.91%, Maturing January 3, 2014	2,344,675
NEP II, Inc.
	685,991	Term Loan, 2.56%, Maturing February 16, 2014	603,673
Nexstar Broadcasting, Inc.
	1,865,119	Term Loan, 2.79%, Maturing October 1, 2012	1,286,933
	1,971,699	Term Loan, 2.97%, Maturing October 1, 2012	1,360,472
NextMedia Operating, Inc.
	72,114	Term Loan, 5.25%, Maturing November 15, 2012	36,057
	162,260	Term Loan, 6.25%, Maturing November 15, 2012	81,130
Paxson Communications Corp.
	2,775,000	Term Loan, 0.00%, Maturing January 15, 2012(3)	731,906
Raycom TV Broadcasting, LLC
	1,125,000	Term Loan, 1.94%, Maturing June 25, 2014	843,750
SFX Entertainment
	1,183,041	Term Loan, 4.14%, Maturing June 21, 2013	1,088,398
Sirius Satellite Radio, Inc.
	492,500	Term Loan, 2.63%, Maturing December 19, 2012	418,625
Spanish Broadcasting System, Inc.
	967,254	Term Loan, 2.97%, Maturing June 10, 2012	495,718
Univision Communications, Inc.
	2,400,000	Term Loan, Maturing September 29, 2014(6)	1,653,000
Young Broadcasting, Inc.
	786,475	Term Loan, 0.00%, Maturing November 3, 2012(3)	352,790
	972,500	Term Loan, 0.00%, Maturing November 3, 2012(3)	436,235

			$22,045,233

Rail Industries — 1.1%

Kansas City Southern Railway Co.
	2,188,125	Term Loan, 2.76%, Maturing April 26, 2013	$1,914,609
Rail America, Inc.
	165,680	Term Loan, 5.20%, Maturing August 14, 2009	159,881
	2,559,320	Term Loan, 5.20%, Maturing August 13, 2010	2,469,744

			$4,544,234

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) — 3.6%

American Achievement Corp.
	759,874	Term Loan, 6.25%, Maturing March 25, 2011	$653,491
Amscan Holdings, Inc.
	563,500	Term Loan, 3.53%, Maturing May 25, 2013	497,289
Cumberland Farms, Inc.
	1,698,950	Term Loan, 2.75%, Maturing September 29, 2013	1,478,087
Educate, Inc.
	500,000	Term Loan - Second Lien, 6.47%, Maturing June 14, 2014	356,250
FTD, Inc.
	1,616,875	Term Loan, 6.75%, Maturing July 31, 2014	1,562,305
Josten’s Corp.
	2,102,724	Term Loan, 2.41%, Maturing October 4, 2011	2,029,129
Mapco Express, Inc.
	385,160	Term Loan, 5.75%, Maturing April 28, 2011	318,720
Orbitz Worldwide, Inc.
	2,285,225	Term Loan, 3.84%, Maturing July 25, 2014	1,456,831
Oriental Trading Co., Inc.
	1,754,003	Term Loan, 9.75%, Maturing July 31, 2013	1,148,872
	1,225,000	Term Loan - Second Lien, 6.32%, Maturing January 31, 2013	428,750
Rent-A-Center, Inc.
	746,993	Term Loan, 2.07%, Maturing November 15, 2012	709,643
Rover Acquisition Corp.
	2,394,875	Term Loan, 3.12%, Maturing October 26, 2013	2,238,461
Savers, Inc.
	378,617	Term Loan, 3.16%, Maturing August 11, 2012	329,396
	414,236	Term Loan, 3.16%, Maturing August 11, 2012	360,385
Yankee Candle Company, Inc. (The)
	2,149,516	Term Loan, 3.21%, Maturing February 6, 2014	1,846,793

			$15,414,402

Steel — 0.3%

Algoma Acquisition Corp.
	1,073,327	Term Loan, 2.82%, Maturing June 20, 2013	$665,463
Niagara Corp.
	1,129,875	Term Loan, 5.50%, Maturing June 29, 2014	629,905

			$1,295,368

Surface Transport — 0.6%

Gainey Corp.
	1,288,011	Term Loan, 0.00%, Maturing April 20, 2012(3)	$151,341
Oshkosh Truck Corp.
	1,821,712	Term Loan, 7.24%, Maturing December 6, 2013	1,572,469
Swift Transportation Co., Inc.
	1,112,661	Term Loan, 3.69%, Maturing May 10, 2014	762,769

			$2,486,579

Telecommunications — 4.7%

Alaska Communications Systems Holdings, Inc.
	1,099,807	Term Loan, 2.97%, Maturing February 1, 2012	$1,014,022
Asurion Corp.
	3,175,000	Term Loan, 3.63%, Maturing July 13, 2012	2,874,962
	1,000,000	Term Loan - Second Lien, 6.88%, Maturing January 13, 2013	827,500
Centennial Cellular Operating Co., LLC
	4,594,820	Term Loan, 3.18%, Maturing February 9, 2011	4,566,819
CommScope, Inc.
	2,056,917	Term Loan, 3.72%, Maturing November 19, 2014	1,952,786
FairPoint Communications, Inc.
	2,718,239	Term Loan, 5.75%, Maturing March 31, 2015	1,931,083
Intelsat Subsidiary Holding Co.
	1,072,500	Term Loan, 2.91%, Maturing July 3, 2013	1,006,541
IPC Systems, Inc.
	500,000	Term Loan - Second Lien, 6.50%, Maturing May 31, 2015	120,000
Macquarie UK Broadcast Ventures, Ltd.
GBP	827,948	Term Loan, 2.67%, Maturing December 26, 2014	1,067,225
NTelos, Inc.
	1,284,782	Term Loan, 2.57%, Maturing August 24, 2011	1,240,617
Palm, Inc.
	911,125	Term Loan, 3.82%, Maturing April 24, 2014	619,565
Stratos Global Corp.
	1,092,750	Term Loan, 3.72%, Maturing February 13, 2012	1,054,504
Trilogy International Partners
	950,000	Term Loan, 4.72%, Maturing June 29, 2012	513,000
Windstream Corp.
	1,387,266	Term Loan, 1.93%, Maturing July 17, 2013	1,303,535

			$20,092,159

Utilities — 3.7%

AEI Finance Holding, LLC
	301,657	Term Loan, 3.31%, Maturing March 30, 2012	$227,751
	2,126,197	Term Loan, 4.22%, Maturing March 30, 2014	1,605,278
Astoria Generating Co.
	1,000,000	Term Loan - Second Lien, 4.06%, Maturing August 23, 2013	878,750
BRSP, LLC
	1,833,445	Term Loan, 5.55%, Maturing July 13, 2009	1,503,425

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Utilities (continued)

Calpine Corp.
	2,000,000	DIP Loan, Maturing March 29, 2014(6)	$1,732,500
Covanta Energy Corp.
	626,804	Term Loan, 2.69%, Maturing February 9, 2014	582,928
	1,247,732	Term Loan, 3.48%, Maturing February 9, 2014	1,160,391
Electricinvest Holding Co.
GBP	480,000	Term Loan, 5.35%, Maturing October 24, 2012	505,837
EUR	476,616	Term Loan - Second Lien, 5.35%, Maturing October 24, 2012	440,210
NRG Energy, Inc.
	801,897	Term Loan, 2.82%, Maturing June 1, 2014	745,180
	1,482,969	Term Loan, 2.97%, Maturing June 1, 2014	1,378,080
Pike Electric, Inc.
	1,136,438	Term Loan, 1.88%, Maturing July 1, 2012	1,037,000
	308,512	Term Loan, 1.88%, Maturing December 10, 2012	281,518
TXU Texas Competitive Electric Holdings Co., LLC
	1,477,551	Term Loan, 3.88%, Maturing October 10, 2014	1,016,648
	3,871,576	Term Loan, 3.88%, Maturing October 10, 2014	2,684,454

			$15,779,950

Total Senior Floating-Rate Interests
(identified cost $775,040,645)			$607,183,761

Corporate Bonds & Notes — 9.9%

Principal
Amount*
(000’s omitted)		Security	Value

Aerospace and Defense — 0.0%

Alion Science and Technologies Corp.
	155	10.25%, 2/1/15	$41,269
Hawker Beechcraft Acquisition
	145	9.75%, 4/1/17	45,675
Vought Aircraft Industries, Inc., Sr. Notes
	95	8.00%, 7/15/11	47,025

			$133,969

Automotive — 0.1%

Allison Transmission, Inc.
	55	11.00%, 11/1/15(7)	$43,175
Altra Industrial Motion, Inc.
	375	9.00%, 12/1/11	364,688
Commercial Vehicle Group, Inc., Sr. Notes
	110	8.00%, 7/1/13	47,300
Tenneco, Inc., Sr. Notes
	50	8.125%, 11/15/15	37,000

			$492,163

Broadcast Radio and Television — 0.1%

Rainbow National Services, LLC, Sr. Sub. Notes.
	335	10.375%, 9/1/14(7)	$347,144
Warner Music Group, Sr. Sub. Notes
	65	7.375%, 4/15/14	55,250
XM Satellite Radio Holdings, Inc., Sr. Notes
	235	13.00%, 8/1/13(7)	170,375

			$572,769

Brokers, Dealers and Investment Houses — 0.0%

Nuveen Investments, Inc., Sr. Notes
	135	10.50%, 11/15/15(7)	$72,900

			$72,900

Building and Development — 0.5%

Grohe Holding GMBH, Variable Rate
EUR	2,000	4.31%, 1/15/14	$1,837,809
Panolam Industries International, Sr. Sub. Notes
	470	10.75%, 10/1/13(3)	23,500
Texas Industries Inc., Sr. Notes
	135	7.25%, 7/15/13(7)	116,775

			$1,978,084

Business Equipment and Services — 0.8%

Affinion Group, Inc.
	110	10.125%, 10/15/13	$103,950
	235	11.50%, 10/15/15	203,863
Ceridian Corp., Sr. Notes
	305	11.25%, 11/15/15	239,806
Education Management, LLC, Sr. Notes
	475	8.75%, 6/1/14	465,500
Education Management, LLC, Sr. Sub. Notes
	655	10.25%, 6/1/16	641,900
MediMedia USA, Inc., Sr. Sub. Notes
	180	11.375%, 11/15/14(7)	117,900
Rental Service Corp.
	310	9.50%, 12/1/14	243,350
SunGard Data Systems, Inc., Sr. Notes
	880	10.625%, 5/15/15(7)	855,800

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Business Equipment and Services (continued)

Ticketmaster, Sr. Notes
220	10.75%, 7/28/16(7)	$177,100
West Corp.
425	9.50%, 10/15/14	384,625

		$3,433,794

Cable and Satellite Television — 0.2%

CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
380	8.75%, 11/15/13	$349,600
Charter Communications Holdings, Sr. Notes
30	8.375%, 4/30/14(7)	28,650
Charter Communications, Inc., Sr. Notes
205	10.875%, 9/15/14(7)	212,175
Kabel Deutschland GmbH
220	10.625%, 7/1/14	228,800
MCC Iowa, LLC
140	8.50%, 10/15/15	128,100
National Cable PLC
40	8.75%, 4/15/14	38,800

		$986,125

Chemicals and Plastics — 0.1%

CII Carbon, LLC
195	11.125%, 11/15/15(7)	$135,525
INEOS Group Holdings PLC, Sr. Sub. Notes
345	8.50%, 2/15/16(7)	108,675
Nova Chemicals Corp., Sr. Notes, Variable Rate
215	4.538%, 11/15/13	168,775
Reichhold Industries, Inc., Sr. Notes
500	9.00%, 8/15/14(7)	147,500
Wellman Holdings, Inc., Sr. Sub. Notes
146	5.00%, 1/29/19(5)	42,632

		$603,107

Clothing / Textiles — 0.4%

Levi Strauss & Co., Sr. Notes
680	9.75%, 1/15/15	$659,600
85	8.875%, 4/1/16	80,325
Oxford Industries, Inc., Sr. Notes
835	8.875%, 6/1/11	747,325
Perry Ellis International, Inc., Sr. Sub. Notes
400	8.875%, 9/15/13	314,000

		$1,801,250

Conglomerates — 0.1%

RBS Global & Rexnord Corp.
180	9.50%, 8/1/14(7)	$151,200
175	11.75%, 8/1/16	111,125

		$262,325

Containers and Glass Products — 0.4%

Berry Plastics Corp., Sr. Notes, Variable Rate
1,000	5.881%, 2/15/15	$861,250
Intertape Polymer US, Inc., Sr. Sub. Notes
865	8.50%, 8/1/14	389,250
Pliant Corp.
287	11.625%, 6/15/09(2)(3)	101,862
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
350	8.00%, 3/15/17(3)	115,500
Solo Cup Co.
25	8.50%, 2/15/14	20,125
Stone Container Corp., Sr. Notes
45	8.38%, 7/1/12(3)	14,400

		$1,502,387

Ecological Services and Equipment — 0.1%

Waste Services, Inc., Sr. Sub. Notes
570	9.50%, 4/15/14	$532,950

		$532,950

Electronics / Electrical — 0.2%

Advanced Micro Devices, Inc., Sr. Notes
230	7.75%, 11/1/12	$153,525
Amkor Technologies, Inc., Sr. Notes
50	7.75%, 5/15/13	44,937
225	9.25%, 6/1/16	201,937
Avago Technologies Finance
195	10.125%, 12/1/13	188,419
240	11.875%, 12/1/15	219,600
NXP BV/NXP Funding, LLC, Variable Rate
875	3.881%, 10/15/13	250,469

		$1,058,887

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Equipment Leasing — 0.1%

Hertz Corp.
240	8.875%, 1/1/14	$219,600
150	10.50%, 1/1/16	131,250

		$350,850

Financial Intermediaries — 0.1%

Ford Motor Credit Co., Sr. Notes
335	8.00%, 12/15/16	$269,373

		$269,373

Food Products — 0.1%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
580	11.50%, 11/1/11	$522,000

		$522,000

Food Service — 0.2%

Aramark Services, Inc.
100	8.50%, 2/1/15	$95,875
El Pollo Loco, Inc.
410	11.75%, 11/15/13	330,050
NPC International, Inc., Sr. Sub. Notes
385	9.50%, 5/1/14	356,125

		$782,050

Food / Drug Retailers — 0.2%

General Nutrition Center, Sr. Notes, Variable Rate
755	6.404%, 3/15/14(2)	$628,537
General Nutrition Center, Sr. Sub. Notes
430	10.75%, 3/15/15	373,025

		$1,001,562

Forest Products — 0.2%

Jefferson Smurfit Corp., Sr. Notes
105	8.25%, 10/1/12(3)	$33,600
85	7.50%, 6/1/13(3)	26,350
NewPage Corp.
610	10.00%, 5/1/12	344,650
230	12.00%, 5/1/13	76,475
NewPage Corp., Variable Rate
155	7.278%, 5/1/12	75,950
Verso Paper Holdings, LLC/Verso Paper, Inc.
255	11.375%, 8/1/16	105,825

		$662,850

Healthcare — 1.2%

Accellent, Inc.
320	10.50%, 12/1/13	$254,400
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
355	10.00%, 2/15/15	362,988
Biomet, Inc.
725	11.625%, 10/15/17	717,750
DJO Finance, LLC/DJO Finance Corp.
220	10.875%, 11/15/14	181,500
HCA, Inc.
34	7.875%, 2/1/11	33,320
80	9.125%, 11/15/14	78,800
145	9.25%, 11/15/16	142,825
MultiPlan, Inc., Sr. Sub. Notes
540	10.375%, 4/15/16(7)	510,300
National Mentor Holdings, Inc.
330	11.25%, 7/1/14	298,650
Res-Care, Inc., Sr. Notes
220	7.75%, 10/15/13	198,550
US Oncology, Inc.
440	9.00%, 8/15/12	442,200
1,915	10.75%, 8/15/14	1,833,612

		$5,054,895

Home Furnishings — 0.0%

Interline Brands, Inc., Sr. Sub. Notes
125	8.125%, 6/15/14	$120,000

		$120,000

Industrial Equipment — 0.1%

Chart Industries, Inc., Sr. Sub. Notes
215	9.125%, 10/15/15	$195,650
ESCO Corp., Sr. Notes
160	8.625%, 12/15/13(7)	135,200
ESCO Corp., Sr. Notes, Variable Rate
160	5.195%, 12/15/13(7)	116,000

		$446,850

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Insurance — 0.1%

Alliant Holdings I, Inc.
115	11.00%, 5/1/15(7)	$86,250
Hub International Holdings, Inc.
140	9.00%, 12/15/14(7)	105,700
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
115	4.758%, 11/15/14(7)	63,538

		$255,488

Leisure Goods / Activities / Movies — 0.4%

AMC Entertainment, Inc.
760	11.00%, 2/1/16	$767,600
Bombardier, Inc.
145	8.00%, 11/15/14(7)	134,487
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
405	0.00%, 4/1/12(3)(7)	6,075
Marquee Holdings, Inc., Sr. Disc. Notes
515	9.505%, 8/15/14	419,725
Royal Caribbean Cruises, Sr. Notes
105	7.00%, 6/15/13	87,938
40	6.875%, 12/1/13	33,400
25	7.25%, 6/15/16	18,625
50	7.25%, 3/15/18	35,750
Universal City Development Partners, Sr. Notes
280	11.75%, 4/1/10	269,500

		$1,773,100

Lodging and Casinos — 0.9%

Buffalo Thunder Development Authority
535	9.375%, 12/15/14(7)	$77,575
CCM Merger, Inc.
370	8.00%, 8/1/13(7)	257,150
Chukchansi EDA, Sr. Notes, Variable Rate
310	4.913%, 11/15/12(7)	190,650
Fontainebleau Las Vegas Casino, LLC
525	11.00%, 6/15/15(7)	26,250
Galaxy Entertainment Finance
320	9.875%, 12/15/12(7)	267,200
Greektown Holdings, LLC, Sr. Notes
110	10.75%, 12/1/13(3)(7)	8,250
Host Hotels and Resorts, LP, Sr. Notes
280	6.75%, 6/1/16	242,200
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
150	11.00%, 11/1/12(7)	110,250
Inn of the Mountain Gods, Sr. Notes
565	12.00%, 11/15/10	135,600
Majestic HoldCo, LLC
150	12.50%, 10/15/11(3)(7)	1,875
MGM Mirage, Inc.
20	7.50%, 6/1/16	13,100
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
165	8.00%, 4/1/12	124,987
240	7.125%, 8/15/14	166,800
260	6.875%, 2/15/15	172,900
OED Corp./Diamond Jo, LLC
125	8.75%, 4/15/12	109,688
Park Place Entertainment
405	7.875%, 3/15/10	373,612
Pinnacle Entertainment, Inc., Sr. Sub. Notes
25	8.25%, 3/15/12	24,500
155	7.50%, 6/15/15	130,200
Pokagon Gaming Authority, Sr. Notes
112	10.375%, 6/15/14(7)	108,640
San Pasqual Casino
125	8.00%, 9/15/13(7)	103,125
Scientific Games Corp.
65	7.875%, 6/15/16(7)	60,450
Seminole Hard Rock Entertainment, Variable Rate
195	3.82%, 3/15/14(7)	135,525
Tunica-Biloxi Gaming Authority, Sr. Notes
345	9.00%, 11/15/15(7)	301,012
Waterford Gaming, LLC, Sr. Notes
327	8.625%, 9/15/14(7)	287,578
Wynn Las Vegas, LLC
435	6.625%, 12/1/14	374,644

		$3,803,761

Nonferrous Metals / Minerals — 0.2%

FMG Finance PTY, Ltd.
785	10.625%, 9/1/16(7)	$700,612

		$700,612

Oil and Gas — 0.9%

Allis-Chalmers Energy, Inc., Sr. Notes
370	9.00%, 1/15/14	$238,650
Cimarex Energy Co., Sr. Notes
135	7.125%, 5/1/17	117,788
Clayton Williams Energy, Inc.
205	7.75%, 8/1/13	150,675

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Oil and Gas (continued)

Compton Pet Finance Corp.
410	7.625%, 12/1/13	$207,050
Denbury Resources, Inc., Sr. Sub. Notes
55	7.50%, 12/15/15	52,250
El Paso Corp., Sr. Notes
245	9.625%, 5/15/12	249,258
Encore Acquisition Co., Sr. Sub. Notes
175	7.25%, 12/1/17	147,438
Forbes Energy Services, Sr. Notes
350	11.00%, 2/15/15	243,250
OPTI Canada, Inc., Sr. Notes
110	7.875%, 12/15/14	74,800
200	8.25%, 12/15/14	139,000
Parker Drilling Co., Sr. Notes
110	9.625%, 10/1/13	96,800
Petrohawk Energy Corp., Sr. Notes
605	9.125%, 7/15/13	597,437
Petroleum Development Corp., Sr. Notes
135	12.00%, 2/15/18	101,250
Petroplus Finance, Ltd.
510	7.00%, 5/1/17(7)	418,200
Quicksilver Resources, Inc.
320	7.125%, 4/1/16	235,200
Sandridge Energy, Inc., Sr. Notes
260	8.00%, 6/1/18(7)	221,000
SemGroup, L.P., Sr. Notes
605	8.75%, 11/15/15(3)(7)	42,350
SESI, LLC, Sr. Notes
65	6.875%, 6/1/14	58,825
Stewart & Stevenson, LLC, Sr. Notes
380	10.00%, 7/15/14	324,900

		$3,716,121

Publishing — 0.4%

Dex Media West/Finance, Series B
90	9.875%, 8/15/13	$19,575
Harland Clarke Holdings
40	9.50%, 5/15/15	30,000
Laureate Education, Inc.
100	10.00%, 8/15/15(7)	80,500
1,117	10.25%, 8/15/15(2)(7)	802,516
Local Insight Regatta Holdings, Inc.
100	11.00%, 12/1/17	27,500
Nielsen Finance, LLC
585	10.00%, 8/1/14	560,138
80	12.50% (0.00% until 2011), 8/1/16	51,600
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes
505	9.00%, 2/15/17	22,725

		$1,594,554

Rail Industries — 0.2%

American Railcar Industry, Sr. Notes
195	7.50%, 3/1/14	$169,650
Kansas City Southern Mexico, Sr. Notes
315	7.625%, 12/1/13	259,875
100	7.375%, 6/1/14	79,500
220	8.00%, 6/1/15	190,300

		$699,325

Retailers (Except Food and Drug) — 0.6%

Amscan Holdings, Inc., Sr. Sub. Notes
455	8.75%, 5/1/14	$387,887
Neiman Marcus Group, Inc.
850	9.00%, 10/15/15	459,125
1,065	10.375%, 10/15/15	569,775
Sally Holdings, LLC
10	9.25%, 11/15/14	10,125
Sally Holdings, LLC, Sr. Notes
530	10.50%, 11/15/16	533,975
Yankee Acquisition Corp., Series B
595	8.50%, 2/15/15	452,200

		$2,413,087

Steel — 0.1%

RathGibson, Inc., Sr. Notes
495	11.25%, 2/15/14	$133,650
Steel Dynamics, Inc., Sr. Notes
225	7.375%, 11/1/12	208,125

		$341,775

Surface Transport — 0.0%

CEVA Group, PLC, Sr. Notes
230	10.00%, 9/1/14(7)	$139,438

		$139,438

Telecommunications — 0.7%

Digicel Group, Ltd., Sr. Notes
310	9.25%, 9/1/12(7)	$297,600
989	9.125%, 1/15/15(7)	766,475

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Telecommunications (continued)

Intelsat Bermuda, Ltd.
815	11.25%, 6/15/16	$839,450
Qwest Corp., Sr. Notes, Variable Rate
1,025	4.57%, 6/15/13	925,062
Windstream Corp., Sr. Notes
215	8.125%, 8/1/13	212,581
65	8.625%, 8/1/16	64,188

		$3,105,356

Utilities — 0.2%

AES Corp.
55	8.00%, 10/15/17	$51,425
Edison Mission Energy, Sr. Notes
25	7.50%, 6/15/13	21,187
NGC Corp.
430	7.625%, 10/15/26	258,000
NRG Energy, Inc.
175	7.25%, 2/1/14	168,000
390	7.375%, 1/15/17	367,575
Reliant Energy, Inc., Sr. Notes
20	7.625%, 6/15/14	17,450

		$883,637

Total Corporate Bonds & Notes
(identified cost $54,704,459)		$42,067,394

Asset-Backed Securities — 0.1%

Principal
Amount
(000’s omitted)	Security	Value

$547	Alzette European CLO SA, Series 2004-1A, Class E2, 7.82%, 12/15/20(8)	$43,744
686	Avalon Capital Ltd. 3, Series 1A, Class D, 2.611%, 2/24/19(7)(8)	48,022
907	Babson Ltd., Series 2005-1A, Class C1, 3.081%, 4/15/19(7)(8)	63,500
1,000	Bryant Park CDO Ltd., Series 2005-1A, Class C, 3.181%, 1/15/19(7)(8)	60,000
926	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 6.78%, 3/8/17(8)	55,555
750	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.863%, 7/17/19(8)	30,000
750	Comstock Funding Ltd., Series 2006-1A, Class D, 4.918%, 5/30/20(7)(8)	15,000
1,000	First CLO Ltd., Series 2004-1A1, Class C, 3.392%, 7/27/16(7)(8)	70,000

Total Asset-Backed Securities
(identified cost $6,345,376)		$385,821

Common Stocks — 0.0%

Shares	Security	Value

Chemicals — 0.0%

146	Wellman Holdings, Inc.(5)(9)	$36,466

		$36,466

Hotels, Restaurants & Leisure — 0.0%

25,547	Buffets, Inc.(9)	$35,127

		$35,127

Total Common Stocks
(identified cost $75,920)		$71,593

Convertible Preferred Stocks — 0.0%

Shares	Security	Value

Telecommunications — 0.0%

479	Crown Castle International Corp., 6.25%(2)	$23,381

Total Convertible Preferred Stocks
(identified cost $22,752)		$23,381

Closed-End Investment Companies — 2.4%

Shares	Security	Value

173,420	BlackRock Floating Rate Income Strategies Fund II, Inc.	$1,730,732
20,864	BlackRock Global Floating Rate Income Trust Fund	217,611
2,933	First Trust/Four Corners Senior Floating Rate Income Fund	28,421
345,089	First Trust/Four Corners Senior Floating Rate Income Fund II	3,464,694
521,233	ING Prime Rate Trust	2,147,480
173,333	LMP Corporate Loan Fund, Inc.	1,407,464
50,753	Nuveen Floating Rate Income Fund	369,482
8,502	Nuveen Floating Rate Income Opportunity Fund	61,809
23,445	Nuveen Senior Income Fund	107,612
136	PIMCO Floating Rate Income Fund	1,088

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

1,620	PIMCO Floating Rate Strategy Fund	$11,259
293	Pioneer Floating Rate Trust	2,488
268,136	Van Kampen Senior Income Trust	858,035

Total Closed-End Investment Companies
(identified cost $18,598,351)		$10,408,175

Short-Term Investments — 5.5%

Interest/
Principal
Amount
(000’s Omitted)	Description	Value

$21,283	Cash Management Portfolio, 0.39%(10)	$21,283,430
2,059	State Street Bank and Trust Euro Time Deposit, 0.01%, 6/1/09	2,058,959

Total Short-Term Investments
(identified cost $23,342,389)		$23,342,389

Total Investments — 160.5%
(identified cost $878,129,892)		$683,482,514

Less Unfunded Loan Commitments — (0.5)%		$(2,240,920)

Net Investments — 160.0%
(identified cost $875,888,972)		$681,241,594

Other Assets, Less Liabilities — (25.9)%		$(110,313,081)

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (34.1)%		$(145,029,406)

Net Assets Applicable to Common Shares — 100.0%		$425,899,107

Industry and sector classifications included in the Portfolio of Investments are unaudited.

DIP - Debtor in Possession

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(3)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(4)	Unfunded or partially unfunded loan commitments. The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	This Senior Loan will settle after May 31, 2009, at which time the interest rate will be determined.

(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the aggregate value of these securities is $9,503,187 or 2.2% of the Trust’s net assets applicable to common shares.

(8)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2009.

(9)	Non-income producing security.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2009.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of May 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $854,605,542)	$659,958,164
Affiliated investment, at value (identified cost, $21,283,430)	21,283,430
Foreign currency, at value (identified cost, $62,567)	63,467
Receivable for investments sold	5,138,918
Interest and dividends receivable	4,890,265
Interest receivable from affiliated investment	709
Receivable for closed swap contracts	2,318
Miscellaneous receivable	43,582
Prepaid expenses	247,928

Total assets	$691,628,781

Liabilities

Notes payable	$96,000,000
Payable for investments purchased	23,527,500
Payable for open forward foreign currency exchange contracts	502,709
Payable to affiliates:
Investment adviser fee	324,675
Trustees’ fees	4,203
Accrued expenses	341,181

Total liabilities	$120,700,268

Auction preferred shares (5,800 shares outstanding) at liquidation value plus cumulative unpaid dividends	$145,029,406

Net assets applicable to common shares	$425,899,107

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 37,378,350 shares issued and outstanding	$373,784
Additional paid-in capital	723,465,847
Accumulated net realized loss	(101,693,966)
Accumulated distributions in excess of net investment income	(1,138,198)
Net unrealized depreciation	(195,108,360)

Net assets applicable to common shares	$425,899,107

Net Asset Value Per Common Share

($425,899,107 ÷ 37,378,350 common shares issued and outstanding)	$11.39

Statement of Operations

For the Year Ended
May 31, 2009

Investment Income

Interest	$55,367,733
Dividends	1,088,488
Interest income allocated from affiliated investment	148,573
Expenses allocated from affiliated investment	(47,274)

Total investment income	$56,557,520

Expenses

Investment adviser fee	$5,674,271
Trustees’ fees and expenses	27,580
Custodian fee	238,395
Transfer and dividend disbursing agent fees	25,786
Legal and accounting services	363,505
Printing and postage	193,114
Interest expense and fees	8,754,125
Preferred shares service fee	327,237
Miscellaneous	132,088

Total expenses	$15,736,101

Deduct —
Reduction of investment adviser fee	$1,629,990
Reduction of custodian fee	721

Total expense reductions	$1,630,711

Net expenses	$14,105,390

Net investment income	$42,452,130

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(73,876,793)
Swap contracts	4,763
Foreign currency and forward foreign currency exchange contract transactions	9,964,741
Extinguishment of debt	(2,344,141)

Net realized loss	$(66,251,430)

Change in unrealized appreciation (depreciation) —
Investments	$(117,134,976)
Swap contracts	(11,285)
Foreign currency and forward foreign currency exchange contracts	(229,543)

Net change in unrealized appreciation (depreciation)	$(117,375,804)

Net realized and unrealized loss	$(183,627,234)

Distributions to preferred shareholders

From net investment income	$(4,132,420)

Net decrease in net assets from operations	$(145,307,524)

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	May 31, 2009	May 31, 2008

From operations —
Net investment income	$42,452,130	$74,779,522
Net realized loss from investment transactions, swap contracts, foreign currency and forward foreign currency exchange contract transactions and extinguishment of debt	(66,251,430)	(14,034,759)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(117,375,804)	(86,744,499)
Distributions to preferred shareholders —
From net investment income	(4,132,420)	(21,490,060)

Net decrease in net assets from operations	$(145,307,524)	$(47,489,796)

Distributions to common shareholders —
From net investment income	$(32,429,737)	$(52,919,931)
Tax return of capital	(4,858,412)	(347,281)

Total distributions to common shareholders	$(37,288,149)	$(53,267,212)

Capital share transactions —
Reinvestment of distributions to common shareholders	$185,072	$291,781

Net increase in net assets from capital share transactions	$185,072	$291,781

Net decrease in net assets	$(182,410,601)	$(100,465,227)

Net Assets Applicable to Common Shares

At beginning of year	$608,309,708	$708,774,935

At end of year	$425,899,107	$608,309,708

Accumulated distributions in excess of net investment income included in net assets applicable to common shares

At end of year	$(1,138,198)	$(1,114,909)

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	May 31, 2009

Net decrease in net assets from operations	$(145,307,524)
Distributions to preferred shareholders	4,132,420

Net decrease in net assets from operations excluding distributions to preferred shareholders	$(141,175,104)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(117,251,286)
Investments sold and principal repayments	302,184,395
Increase in short-term investments, net	(16,179,773)
Net accretion/amortization of premium (discount)	(2,979,014)
Amortization of structuring fees on notes payable	524,317
Decrease in interest and dividends receivable	3,890,531
Decrease in interest receivable from affiliated investment	19,318
Increase in receivable for investments sold	(2,994,006)
Decrease in receivable for open swap contracts	11,285
Increase in receivable for closed swap contracts	(2,318)
Increase in miscellaneous receivable	(43,582)
Decrease in prepaid expenses	37,522
Increase in payable for investments purchased	16,436,728
Increase in payable for open forward foreign currency exchange contracts	289,231
Decrease in payable to affiliate for investment adviser fee	(155,366)
Increase in payable to affiliate for Trustees’ fees	4,203
Decrease in accrued expenses	(526,665)
Decrease in unfunded loan commitments	(3,681,101)
Net realized loss on extinguishment of debt	2,344,141
Net change in unrealized (appreciation) depreciation on investments	117,134,976
Net realized (gain) loss on investments	73,876,793

Net cash provided by operating activities	$231,765,225

Cash Flows From Financing Activities

Cash distributions paid to common shareholders, net of reinvestments	$(37,103,077)
Distributions to preferred shareholders	(4,160,664)
Proceeds from notes payable	96,500,000
Repayment of notes payable	(290,500,000)
Payment of structuring fees on notes payable	(262,500)

Net cash used in financing activities	$(235,526,241)

Net decrease in cash	$(3,761,016)

Cash at beginning of period(1)	$3,824,483

Cash at end of period(1)	$63,467

Supplemental disclosure of cash flow information:

Reinvestment of dividends and distributions	$185,072
Cash paid for interest and fees on borrowings	8,970,435

(1) Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
					Period Ended
	2009	2008	2007	2006	May 31, 2005(1)

Net asset value — Beginning of period (Common shares)	$16.280	$18.980	$18.910	$18.840	$19.100	(2)

Income (loss) from operations

Net investment income(3)	$1.136	$2.002	$2.174	$1.833	$1.101
Net realized and unrealized gain (loss)	(4.917)	(2.701)	0.114	0.087	(0.055)
Distributions to preferred shareholders
From net investment income(3)	(0.111)	(0.575)	(0.601)	(0.463)	(0.209)

Total income (loss) from operations	$(3.892)	$(1.274)	$1.687	$1.457	$0.837

Less distributions to common shareholders

From net investment income	$(0.868)	$(1.417)	$(1.617)	$(1.387)	$(0.952)
Tax return of capital	(0.130)	(0.009)	—	—	—

Total distributions to common shareholders	$(0.998)	$(1.426)	$(1.617)	$(1.387)	$(0.952)

Preferred and common shares offering costs charged to paid-in capital(3)	$—	$—	$—	$—	$(0.027)

Preferred shares underwriting discounts(3)	$—	$—	$—	$—	$(0.118)

Net asset value — End of period (Common shares)	$11.390	$16.280	$18.980	$18.910	$18.840

Market value — End of period (Common shares)	$10.330	$15.130	$19.480	$17.950	$18.070

Total Investment Return on Net Asset Value(4)	(22.80)%	(6.31)%	9.45%	8.50%	3.72	%(5)(15)

Total Investment Return on Market Value(4)	(24.66)%	(15.15)%	18.34%	7.38%	(0.52	)%(5)(15)

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

Year Ended May 31,
Period Ended
2009	2008	2007	2006	May 31, 2005(1)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$425,899	$608,310	$708,775	$705,175	$702,725
Ratios (As a percentage of average daily net assets applicable to common shares):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	1.24%	1.22%	1.14%	1.15%	1.04	%(8)
Interest and fee expense(9)	2.00%	0.12%	—	—	—
Total expenses	3.24%	1.34%	1.14%	1.15%	1.04	%(8)
Net investment income	9.71%	11.68%	11.50%	9.67%	6.26	%(8)
Portfolio Turnover	16%	36%	58%	51%	100	%(15)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (As a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	0.71%	0.73	%(10)	0.71%	0.71%	0.70	%(8)
Interest and fee expense(9)	1.15%	0.07	%(10)	—	—	—
Total expenses	1.86%	0.80	%(10)	0.71%	0.71%	0.70	%(8)
Net investment income	5.57%	6.96	%(10)	7.11%	5.99%	4.24	%(8)

Senior Securities:
Total notes payable outstanding (in 000’s)	$96,000	$290,000	$—	$—	$—
Asset coverage per $1,000 of notes payable(11)	$6,947	$3,598	$—	$—	$—
Total preferred shares outstanding	5,800	5,800	17,400	17,400	17,400
Asset coverage per preferred share	$69,183	(12)	$59,955	(12)	$65,741	(13)	$65,535	(13)	$65,396	(13)
Involuntary liquidation preference per preferred share(14)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(14)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	For the period from the start of business, June 29, 2004, to May 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 9).

(10)	Prior year ratios of 0.74%, 0.07%, 0.81% and 7.05% for Expenses before custodian fee reduction excluding interest and fees, Interest and fee expense, Total expenses, and Net investment income, respectively, have been adjusted to reflect the ratios based on net assets applicable to common shares plus preferred shares and borrowings rather than ratios based on net assets applicable to common shares plus preferred shares as previously reported. This change had no effect on the Trust’s net asset value, net assets, net investment income, net change in net assets from operations, per share data or total return.

(11)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(12)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 277% and 240% at May 31, 2009 and May 31, 2008, respectively.

(13)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(14)	Plus accumulated and unpaid dividends.

(15)	Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued in the same manner as debt obligations described above.

Equity securities (including closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing vendor at the Valuation time. Such third party pricing vendor valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing vendor. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At May 31, 2009, the Trust, for federal income tax purposes, had a capital loss carryforward of $63,973,437 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on May 31, 2013 ($1,477,364), May 31, 2014 ($5,274,046), May 31, 2015 ($431,997), May 31, 2016 ($3,161,472) and May 31, 2017 ($53,628,558).

Additionally, at May 31, 2009, the Trust had a net currency loss of $856,056 and a net capital loss of $36,879,576, attributable to foreign currency and security transactions, respectively, incurred after October 31, 2008. These losses are treated as arising on the first day of the Trust’s taxable year ending May 31, 2010.

As of May 31, 2009, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on September 16, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A, Series B and Series C, and approximately monthly for Series D and Series E by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is the greater of (1) 125% of LIBOR at the date of the auction or (2) LIBOR at the date of the auction plus 1.25%.

The number of APS issued and outstanding as of May 31, 2009 is as follows:

APS Issued and Outstanding

Series A	1,160
Series B	1,160
Series C	1,160
Series D	1,160
Series E	1,160

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee equivalent to 0.15% (0.25% prior to March 2009) of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at May 31, 2009, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	May 31, 2009	Shareholders	Rates	Ranges

Series A	1.53%	$805,145	2.78%	1.49%–5.50%
Series B	1.54%	$796,826	2.75%	1.48%–5.77%
Series C	1.54%	$795,015	2.74%	1.49%–6.01%
Series D	1.56%	$869,443	3.00%	1.56%–5.84%
Series E	1.56%	$865,991	2.99%	1.56%–5.84%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of May 31, 2009.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended May 31, 2009 and May 31, 2008 was as follows:

	Year Ended May 31,
	2009	2008

Distributions declared from:
Ordinary income	$36,562,157	$74,409,991
Return of capital	4,858,412	347,281

During the year ended May 31, 2009, accumulated net realized loss was increased by $11,600,111, accumulated undistributed net investment income was decreased by $5,913,262, and paid-in capital was increased by $17,513,373 due to differences between book and tax accounting, primarily for premium amortization, mixed straddles, swap contracts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(101,709,069)
Net unrealized depreciation	$(196,231,455)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, premium amortization, swap contracts and defaulted bond interest.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The portion of the adviser fee payable by Cash Management on the Trust’s investment of cash therein is credited against the Trust’s adviser fee. For the year ended May 31, 2009, the Trust’s adviser fee totaled $5,720,418 of which $46,147 was allocated from Cash Management and $5,674,271 was paid or accrued directly by the Trust. EVM also serves as administrator of the Trust, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses at an annual rate of 0.20% of the Trust’s average daily gross assets during the first five full years of the Trust’s operations, 0.15% of the Trust’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $1,525,445 of its adviser fee for the year ended May 31, 2009.

EVM has further agreed to waive its adviser fee to the extent that the cost of the outstanding borrowings to partially redeem the APS is greater than the dividends and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as “incremental cost”. Such waiver is calculated as the lesser of 50% of the Trust’s adviser fee on assets attributable to the borrowings or the incremental cost and will remain in effect until October 31, 2009. Pursuant to this agreement, EVM waived $104,545 of its adviser fee for the year ended May 31, 2009.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $117,251,286 and $302,184,395, respectively, for the year ended May 31, 2009.

6   Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended May 31, 2009 and May 31, 2008 were 22,310 and 15,487, respectively.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$877,012,067

Gross unrealized appreciation	$2,294,769
Gross unrealized depreciation	(198,065,242)

Net unrealized depreciation	$(195,770,473)

8   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

6/30/09	British Pound Sterling 9,821,482	United States Dollar 15,720,461	$(152,535)
6/30/09	Euro 13,862,821	United States Dollar 19,243,675	(350,174)

			$(502,709)

At May 31, 2009, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, effective December 1, 2008. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust may enter into forward foreign currency exchange contracts. The Trust may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing.

The fair value of derivative instruments (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (FAS 133)) in a liability position and whose primary underlying risk exposure is foreign exchange risk at May 31, 2009 was $502,709. Such amount is included in the following accounts on the Statement of Assets and Liabilities: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The effect of derivative instruments (not accounted for as hedging instruments under FAS 133) on the Statement of

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended May 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Foreign exchange contracts	$(2,636,161)	$(1,552,062)

(1)	Statement of Operations location: Net realized gain (loss) – foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended May 31, 2009 was approximately $36,589,000.

9   Revolving Credit and Security Agreement

Effective March 31, 2009, the Trust entered into a Revolving Credit and Security Agreement (the Agreement) with a bank to borrow up to an initial limit of $175 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Trust pays a commitment fee of 0.15% on the borrowing limit. The Trust also paid an up-front fee of $262,500 which is being amortized to interest expense through March 30, 2010, the termination date of the Agreement. The unamortized balance at May 31, 2009 is approximately $219,400 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2009, the Trust had borrowings outstanding under the Agreement of $96,000,000 at an interest rate of 1.28%. Prior to March 31, 2009, the Trust had a Revolving Credit and Security Agreement with conduit lenders and a bank to borrow up to an initial limit of $290 million at a rate above the conduit lenders’ commercial paper issuance rate. Under the terms of such agreement, the Trust paid a program fee of 1.25% per annum on its outstanding borrowings and a liquidity fee of 1.25% per annum on the borrowing limit. In connection with the Trust’s termination of the agreement, unamortized structuring fees of approximately $2,344,000 were written off as a realized loss and included as extinguishment of debt in the Statement of Operations. For the year ended May 31, 2009, the average borrowings under the agreements and the average interest rate were $180,746,575 and 2.68%, respectively.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Concentration of Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12   Fair Value Measurements

The Trust adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective June 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2009, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$31,750,113	$—
Level 2	Other Significant Observable Inputs	648,666,970	(502,709)
Level 3	Significant Unobservable Inputs	824,511	—

Total		$681,241,594	$(502,709)

*	Other financial instruments are forward foreign currency exchange contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of May 31, 2008	$462,500
Change in net unrealized appreciation (depreciation)*	(1,274,457)
Net purchases (sales)	90,128
Accrued discount (premium)	14,781
Net transfer to (from) Level 3	1,531,559

Balance as of May 31, 2009	$824,511

Change in net unrealized appreciation (depreciation) on investments still held as of May 31, 2009*	$(1,274,457)

*	Amount is included in the related amount on investments in the Statement of Operations

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Floating-Rate Income Trust:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 29, 2004 (commencement of operations) to May 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2009, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 29, 2004 (commencement of operations) to May 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 16, 2009

Eaton Vance Floating-Rate Income Trust

NOTICE TO SHAREHOLDERS

In June 2009, the Board approved a clarification to the Trust’s investment policies. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (“Senior Loans”). The remaining investment assets of the Trust may include, among other types of investments, equity securities that are issued by a borrower of a Senior Loan in which the Trust invests (or such borrower’s affiliates) as part of a package of investments in the borrower or its affiliates. The Trust may accept equity securities in connection with a debt restructuring or reorganization of a borrower either inside or outside of bankruptcy. The clarification provides that if the Trust holds equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, the Trust may acquire additional equity securities of such borrower (or such borrower’s affiliates) if, in the judgment of the investment adviser, such an investment may enhance the value of a Senior Loan held or would otherwise be consistent with the Trust’s investment policies.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Trust designates $1,088,488, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2009 ordinary income dividends, 2.98% qualifies for the corporate dividends received deduction.

Eaton Vance Floating-Rate Income Trust as of May 31, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 27, 2009. The following action was taken by the shareholders:

Item 1: The election of William H. Park, Ronald A. Pearlman and Heidi L. Steiger as Class II Trustees of the Trust for a three-year term expiring in 2012 and Helen Frame Peters and Ralph F. Verni as Class III Trustees of the Trust to serve until 2010 to coincide with the term of office of their class. Mr. Verni was elected solely by APS shareholders.

	Number of Shares
Nominee for Trustee
Elected by All Shareholders	For	Withheld

William H. Park (Class II)	32,352,802	990,918
Ronald A. Pearlman (Class II)	32,269,984	1,073,736
Heidi L. Steiger (Class II)	32,287,285	1,056,435
Helen Frame Peters (Class III)	32,276,776	1,066,944

	Number of Shares
Nominee for Trustee
Elected by APS Shareholders	For	Withheld

Ralph F. Verni (Class III)	4,163	88

Eaton Vance Floating-Rate Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Floating-Rate Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of May 31, 2009, our records indicate that there are 48 registered shareholders and approximately 25,748 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Floating-Rate Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fee and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2011. 3 years. Trustee since 2008 and Vice President since 2004.	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2011. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2011. 3 years. Since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2012. 3 years. Since 2004.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	175	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2012. 3 years. Since 2004.	Professor of Law, Georgetown University Law Center.	175	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2010. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	175	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2012. 3 years. Since 2008.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies)

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	175	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class III Trustee	Chairman of the Board since 2007. Trustee until 2010. 3 years. Trustee since 2005.	Consultant and private investor.	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Scott H. Page 11/30/59	President	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Ralph H. Hinckley 5/6/71	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008.	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on April 28, 2009. The Trust has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser and Administrator of Eaton Vance Floating-Rate Income Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Income Trust
Two International Place
Boston, MA 02110

2224-7/09	CE-FLRINCSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2008 and May 31, 2009 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.
Eaton Vance Floating Rate Income Trust

Fiscal Years Ended	5/31/08	5/31/09

Audit Fees	$81,980	$80,345

Audit-Related Fees(1)	$21,785	$3,915

Tax Fees(2)	$13,489	$17,810

All Other Fees(3)	$0	$0

Total	$117,254	$102,070

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended May 31, 2008 and the fiscal year ended May 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	5/31/08	5/31/09

Registrant	$35,274	$21,725

Eaton Vance(1)	$364,338	$381,730

Total	$399,612	$403,455

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, Ralph H. Hinckley, Jr. and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Hinckley are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Hinckley is a Vice President of EVM and BMR and a portfolio manager since 2008. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

				Total Assets of Accounts
	Number of	Total Assets of	Number of Accounts	Paying a Performance
	All Accounts	All Accounts*	Paying a Performance Fee	Fee*
Scott H. Page
Registered Investment Companies	10 (1)	$9,790.6	0	$0
Other Pooled Investment Vehicles	4	$2,431.3	4	$2,431.3
Other Accounts	5	$4,470.7	0	$0
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$666.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$257.7	0	$0

*	In millions of dollars.

(1)	Numbers provided include an investment company structured as fund-of-funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity Securities
Portfolio Manager	Owned in the Fund
Scott H. Page	$100,001 - $500,000
Ralph H. Hinckley, Jr.	$ 10,001 - $ 50,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Floating-Rate Income Trust

By:	/s/ Scott H. Page Scott H. Page
President

Date:	July 13, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	July 13, 2009

By:	/s/ Scott H. Page Scott H. Page
President

Date:	July 13, 2009